As filed with the Securities and Exchange Commission on April 12, 2013

Registration No. 002-86084

811-03830

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 33	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30	☒

NYLIAC MFA SEPARATE ACCOUNT-II

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Richard P. Bowman, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Richard T. Choi, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, D.C. 20007-5208	George S. Shively, Esq. Senior Vice President and Deputy General Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

PROSPECTUS DATED May 1, 2013

NYLIAC MFA SEPARATE ACCOUNT I

NYLIAC MFA SEPARATE ACCOUNT II

PROSPECTUS

for the

FACILITATOR®*

MULTI-FUNDED RETIREMENT ANNUITY POLICIES

Issued By

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

51 Madison Avenue, New York, New York 10010

This prospectus describes the multi-funded retirement annuity policies which New York Life Insurance and Annuity Corporation (“NYLIAC”) issues. We designed the policies primarily to assist individuals with their long-term retirement planning or other long-term needs.

This prospectus describes two types of policies: a single premium policy and a flexible premium policy. We have discontinued sales of both types of policies. However, We will still accept purchase payments under outstanding policies. We will allocate purchase payments to NYLIAC MFA Separate Account I for both types of policies issued under plans that qualify for special federal income tax treatment. We will allocate purchase payments to the NYLIAC MFA Separate Account II for both types of policies issued under plans that do not qualify for special federal income tax treatment.

Prior to the date your income payments begin, you may direct that purchase payments accumulate on a fixed basis. When you decide to start receiving income payments from a policy issued in connection with an employee plan that qualifies for special federal income tax treatment, you may receive them on a fixed basis. For a policy that is not issued in connection with an employee retirement plan that qualifies for special federal income tax treatment, you may also receive income payments on a fixed basis. You also have significant flexibility in determining the frequency and amount of each purchase payment and the date income payments begin. You can withdraw money from your policy before income payments begin. In certain circumstances, withdrawals may be subject to a surrender charge and tax penalty.

Both separate accounts invest their assets in shares of the MainStay VP Funds Trust (the “Fund”). The Fund offers three separate portfolios available for investment under your policy: MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management (the “Eligible Portfolios” or the “Portfolios”). Each Investment Division of the separate accounts invests in shares of a corresponding fund portfolio. Your policy’s value will vary in accordance with the investment performance of the Portfolios you select. You also bear the entire investment risk for any amounts allocated to the separate accounts.

You should read this prospectus carefully and keep it for future reference. To learn more about the policies, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2013. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents for the SAI appears at the end of this prospectus. For a free copy of the SAI, you should call the Service Center that services your policy. The Facilitator Prospectus and Statement of Additional Information are also posted on Our website, www.newyorklife.com. We have listed the phone numbers for Our Service Centers on page 10 of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

*	Facilitator® is NYLIAC’S registered service mark for the policies and is not meant to connote performance.

This Prospectus is not considered an offering in any state where the sale of this policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit used to calculate the value of a policy prior to the date Income Payments begin. Each Investment Division of the Separate Accounts has a distinct Accumulation Unit value.

Allocation Alternatives—The Investment Divisions of the applicable Separate Account(s) and the Fixed Account.

Annuitant—A person named on the Policy Data Page and whose life determines the duration of Income Payments involving life contingencies, and upon whose death, prior to the date Income Payments are to begin, We pay benefits under the policy.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy. In the event a Beneficiary is not designated, you or your estate is the Beneficiary.

Business Day—Generally, any day on which the New York Stock Exchange (“NYSE”) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Accounts.

Fixed Income Payments—Income Payments having a guaranteed amount.

Income Payments—Periodic payments NYLIAC makes to the Payee.

Investment Division (“Division”)—The variable investment options available under your policy. There will be a separate Investment Division in each Separate Account for single and flexible premium policies corresponding to each Eligible Portfolio. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, We, Our or Us—New York Life Insurance and Annuity Corporation.

Payee—The person designated to receive payments under an Income Payment option. The Payee may be you, the Annuitant, a Beneficiary or any person you designate.

Policy Anniversary—An anniversary of the Policy Date.

Policy Date—The date established when We issue your policy, from which subsequent Policy Years, months, and anniversaries are measured.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Purchase Date—The Business Day on which We receive and credit a purchase payment under the policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Separate Account(s)—NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II, the segregated asset accounts We established to receive and invest purchase payments under the policies.

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POLICYOWNER AND FUND EXPENSES

NYLIAC MFA SEPARATE ACCOUNTS

Flexible Premium Policies

(Sales of Flexible Premium Policies were discontinued as of September 1, 1989)

	MainStay VP Common Stock- Initial Class	MainStay VP Bond- Initial Class	MainStay VP Cash Management
Owner Transaction Expenses
Maximum Contingent Deferred Sales Load(a) (as a % of amount withdrawn)	7.00%	7.00%	7.00%
Annual Policy Service Charge	Lesser of $30 Per Policy or 1% of the Policy’s Value.
Separate Account Annual Expenses
(as a % of average account value)
Mortality and Expense Risk Fees	1.25%	1.25%	1.25%
Administration Fees	0.50%	0.50%	0.50%
Total Separate Account Annual Expenses	1.75%	1.75%	1.75%
MainStay VP Series Fund Annual Expenses
(as a % of the average account value for the fiscal year ended December 31, 2012)
Management Fees	0.55%	0.49%	0.44%
Other Expenses	0.04%	0.04%	0.03%
Total Fund Annual Expenses	0.59%	0.53%	0.47%

(a)	The sales load percentage declines from 7% in the first four Policy Years to 1% in the tenth Policy Year with no charge after the tenth Policy Year. (See “Surrender Charges”)

Please refer to the applicable fund prospectuses for additional information.

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Accounts and the Funds. However, the table does not reflect optional charges under the policy, such as the charge for the Total Disability Benefit Rider, which will vary based on a number of factors. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 23 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.

Examples

A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

1.	If you surrender your policy at the end of the applicable time period.

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$963.50	$1,510.78	$1,972.86	$2,886.66
Bond Portfolio – Initial Class	$957.64	$1,493.24	$1,943.40	$2,824.51
Cash Management Portfolio	$951.78	$1,475.69	$1,913.86	$2,761.99

2.	If you do NOT surrender or annuitize your policy

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$245.70	$756.00	$1,292.59	$2,758.11
Bond Portfolio – Initial Class	$239.40	$737.08	$1,261.03	$2,695.17
Cash Management Portfolio	$233.10	$718.13	$1,229.40	$2,631.85

You should not consider these examples to be representations of past or future expenses and the actual expenses that you pay may be greater or less than those shown.

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POLICYOWNER AND FUND EXPENSES

NYLIAC MFA SEPARATE ACCOUNTS

Single Premium Policies(Sales of Single Premium Policies were discontinued as of December 19, 1994)

	MainStay VP Common Stock- Initial Class	MainStay VP Bond- Initial Class	MainStay VP Cash Management
Owner Transaction Expenses
Maximum Contingent Deferred Sales Load(a)
(as a % of amount withdrawn)	7.00%	7.00%	7.00%
Separate Account Annual Expenses
(as a % of average account value)
Mortality and Expense Risk Fees	1.25%	1.25%	1.25%
Total Separate Account Annual Expenses	1.25%	1.25%	1.25%
MainStay VP Series Fund Annual Expenses
(as a % of the average account value for the fiscal year ended December 31, 2012)
Management Fees	0.55%	0.49%	0.44%
Other Expenses	0.04%	0.04%	0.03%
Total Fund Annual Expenses	0.59%	0.53%	0.47%

(a)	The sales load percentage declines from 7% in the first Policy Year that a Purchase Payment is made to 1% in the seventh Policy Year with no charge after the seventh Policy Year. (See “Surrender Charges”)

Please refer to the applicable fund prospectuses for additional information.

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect optional charges under the policy. Charges and expenses may be higher or lower in future years. For more information on the charges reflected in this table see Charges and Deductions on page 23 and the Fund prospectus which accompanies this prospectus. We may deduct premium taxes from some policies, where premium taxes are imposed by state law.

Examples

A policyowner would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets:

1.	If you surrender your policy at the end of the applicable time period.

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$844.68	$1,091.90	$1,342.20	$2,221.77
Bond Portfolio – Initial Class	$838.82	$1,073.71	$1,310.94	$2,155.57
Cash Management Portfolio	$832.96	$1,055.50	$1,279.61	$2,088.97

2.	If you do NOT surrender or annuitize your policy

	1 year	3 years	5 years	10 years
Common Stock Portfolio – Initial Class	$193.20	$597.56	$1,027.12	$2,221.77
Bond Portfolio – Initial Class	$186.90	$578.44	$994.88	$2,155.57
Cash Management Portfolio	$180.60	$559.29	$962.56	$2,088.97

You should not consider these examples to be representations of past or future expenses and the actual expenses that you pay may be greater or less than those shown.

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QUESTIONS AND ANSWERS ABOUT THE FACILITATOR®

NOTE: The following section contains brief questions and answers about the Facilitator. You should refer to the body of this prospectus for more detailed information.

1. What is the Facilitator?

Facilitator is the name of the Multi-Funded Retirement Annuity policies offered by NYLIAC. These policies may be either single premium or flexible premium policies. (See “The Policies”). Depending upon the type of policy (single premium or flexible premium) and its purpose (Qualified or Non-Qualified), you may allocate purchase payments to one or more of the Investment Divisions of each of the Separate Accounts and the Fixed Account. The Separate Accounts in turn invest in shares of the Fund. The policy’s value will fluctuate according to the performance of the Investment Divisions selected.

2. What is a retirement annuity and why may benefits vary?

A retirement annuity provides payments for the life of an Annuitant (or an Annuitant and another person, the “Joint Annuitant”) with a guaranteed number of Income Payments or for a set dollar amount. In this prospectus, We refer to annuity payments which remain the same throughout the payment period as “Fixed Income Payments”. Fixed Income Payments will always be the same specified amount. (See “Income Payments”.)

3. What are the available Allocation Alternatives?

You can allocate your purchase payments to one or more of the following Allocation Alternatives:

(a)	Separate Accounts

Each of the Separate Accounts consists of three Investment Divisions for single premium policies and three for flexible premium policies.

The Investment Divisions of the Separate Accounts invest exclusively in shares of the Fund. The Fund is a diversified, open-end management investment company. The three Investment Divisions and their corresponding Eligible Portfolios are as follows:

Investment Division	Corresponding Eligible Portfolio
MainStay VP Common Stock-Initial Class	MainStay VP Common Stock-Initial Class
MainStay VP Bond-Initial Class	MainStay VP Bond-Initial Class
MainStay VP Cash Management	MainStay VP Cash Management Portfolio

When you allocate a purchase payment to one of the Investment Divisions, the Separate Account will invest your payment exclusively in shares of the corresponding Eligible Portfolio of the Fund.

(b)	Fixed Account

Purchase Payments allocated to the Fixed Account will reflect a fixed interest rate. (See “The Fixed Account”)

4. Can amounts be transferred among the Allocation Alternatives?

You can transfer all or part of your Accumulation Unit value between Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the date Income Payments are scheduled to begin. The minimum amount you can transfer generally is $1,000 for single premium policies or $500 for flexible premium policies. We reserve the right to limit the number of transfers to no more than four in any one Policy Year. (See “Transfers”)

You may also make transfers from the Fixed Account to the Investment Divisions, but only in certain situations. (See “The Fixed Account”)

5. What charges are assessed against the policy?

The policies are also subject to a daily charge for certain mortality and expense risks NYLIAC assumes. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the applicable Separate Account. (See “Other Charges”)

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For single premium policies, there is no annual charge for policy services or daily charges for administrative services.

For flexible premium policies, We will deduct an annual charge for policy services once each year on the Policy Anniversary if on that date the total cash value is below $10,000. This charge will be the lesser of $30 or 1% of the policy’s value at the end of the Policy Year. In addition, We will deduct a daily charge for administrative services equal to 0.50%, on an annual basis, of the daily asset value of the applicable Separate Account. (See “Other Charges”)

We also impose a surrender charge on partial withdrawals or surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered. For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

Policy Year of Purchase Payment	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and later	0%

For purposes of calculating the surrender charge, We treat withdrawals as coming from the oldest purchase payment first (on a first-in, first-out basis).

For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge declines 1% for each Policy Year until the tenth Policy Year. There is no charge after the tenth Policy Year, as shown in the following chart:

Policy Year	Surrender Charge
1-4	7%
5	6%
6	5%
7	4%
8	3%
9	2%
10	1%
11 and later	0%

(See “Surrender Charges” at page 23 and “Exceptions to Surrender Charges” at page 24)

Charges will also be deducted for options such as the Total Disability Benefit Rider.

Finally, the value of the Fund shares reflects management fees, administration fees and other expenses deducted from the assets of the Fund. (See the Fund prospectus for details.)

In no event will the aggregate service charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

6. What are the minimum and maximum additional purchase payments?

Unless we permit otherwise, additional purchase payments under a Non-Qualified or Qualified single premium policy must be at least $2,000. Payments are only accepted on inforce policies up to age 65. We may limit additional purchase payments to four in any one Policy Year.

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For a flexible premium policy, you can make purchase payments of at least $40 each at any time. Payments are only accepted on inforce policies up to age 65. You have a choice of sending purchase payments directly to NYLIAC or through pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. For Non-Qualified flexible premium policies, the maximum purchase payments We accept in each Policy Year (excluding any amounts for riders) is the greater of (a) twice the purchase payments scheduled to be paid in the first Policy Year, or (b) $7,500. In effect, you set the maximum payment when you apply for the policy. However, you cannot schedule total purchase payments for the first Policy Year that exceed $4,999.

Purchase payments under Qualified flexible premium policies, and purchase payments and additional purchase payments under Qualified single premium policies, may not be more than the amount permitted by law for the plan.

7. How are purchase payments allocated among the Allocation Alternatives?

When you make a purchase payment, you may allocate it to any of the Allocation Alternatives (except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies.) You do not need to make allocations to each Allocation Alternative. You may also raise or lower the percentages (which must be in whole number percentages) that you allocate to each Allocation Alternative when you make a purchase payment. The minimum amount which you can allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy. Acceptance of additional premium payments is subject to Our suitability standards.

8. What happens if purchase payments for a flexible premium policy are not made?

If We do not receive a purchase payment for a period of two years and both (a) the total purchase payments for the policy, less any partial withdrawals and any surrender charges, and (b) the policy’s value, are less than $2,000, We reserve the right to terminate the policy. We will notify you in your annual report of our intention to exercise this right on the 90th day following that Policy Anniversary if We do not receive a purchase payment from you before the end of that 90-day period. If We terminate your policy, We will pay you the policy’s value in one lump sum.

9. Can I withdraw money from the policy before my Income Payments are scheduled to begin?

You may make withdrawals from your policy before your Income Payments are scheduled to begin and while the Annuitant is alive. Your withdrawal requests must be in a form that is acceptable to Us. Under most circumstances, the minimum partial withdrawal is $100. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under the age of 59 1/2. (See “Distributions Under the Policy” and “Federal Tax Matters”)

10. How will Income Payments be made?

Income Payments under Qualified Policies and Non-Qualified Policies can be received on a fixed basis. Fixed Income Payments will always be in the same specified amount. (See “Income Payments”)

11. What if the Annuitant became totally disabled?

If you have a Total Disability Benefit rider included in your flexible premium policy, We will credit benefit amounts as purchase payments to your policy during the period of the Annuitant’s total disability. There is an additional charge for this rider. (See “Total Disability Benefit Rider”)

12. What happens if the Annuitant dies before Income Payments begin?

If the Annuitant dies before Income Payments begin, We will pay the Beneficiary under the policy an amount equal to the greater of:

(a)	the policy’s value or

(b)	the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

However, if you are the Annuitant and your spouse is the Beneficiary and Contingent Annuitant, see Questions & Answers 13 & 14. (Also see “Death Before Retirement Date” and “Federal Tax Matters”)

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13. What happens if I die before Income Payments begin?

In the event you or the Annuitant dies before Income Payment begins, We will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the policy’s value; or

(b)	the total of all purchase payments made, less any partial withdrawals, surrender charges, and premium amounts paid for riders.

If you are not the Annuitant but your spouse is the sole primary Beneficiary of the Policy, or if your spouse or the Annuitant’s spouse is the Beneficiary and Contingent Annuitant, We can pay the proceeds to the surviving spouse (as defined under Federal law) on your death prior to the date Income Payments are scheduled to begin. The surviving spouse (as defined under Federal law) can also choose to continue as the new policyowner. (See “Death Before Retirement Date” and “Federal Tax Matters”)

14. What is a Contingent Annuitant?

Previously, in the application for a Non-Qualified Policy, you could name a Contingent Annuitant. The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the new Annuitant at the death of the Annuitant if (a) Income Payments have not begun and (b) you are still living. Currently, the policies do not provide for the naming of Contingent Annuitants.

15. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Accounts. (See “Voting Rights”)

16. How is the past investment performance of the Separate Accounts calculated?

We may advertise yields and total returns for the Investment Divisions. In addition, We may advertise the effective yield of the MainStay VP Cash Management Investment Division. We base these figures on historical information for various periods of time measured from the date the Investment Division commenced operations. They are not intended to indicate future performance.

Yields. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. We calculate the yield by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. We calculate the effective yield similarly but, when annualized, We assume the income earned by an investment in the MainStay VP Cash Management Investment Division is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a MainStay VP Bond-Initial Class Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. We calculate the yield by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield is shown as a percentage of the investment.

The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. For additional information regarding the yield calculations, please refer to the SAI.

Total Return Calculations. The total return of a MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division refers to return quotations assuming an investment has been held in the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Division for various periods of time including, but not limited to, one year, five years, ten years and a period measured from the date the Investment Division commenced operations. The total return quotations will represent the average annual compounded rates of return, assuming an initial investment of $1,000 is surrendered at the end of the periods shown. The figures will reflect all Separate Account and Fund annual expenses.

We may from time to time also calculate average annual total return and cumulative total return for the Investment Divisions that does not reflect the deduction of any surrender charges. We may from time to time also calculate yields,

9

standard total returns, and non-standard total returns for the Portfolios of the MainStay VP Series Fund, Inc. but only if the performance data for the Portfolios is accompanied by comparable data for the corresponding Investment Division in equal prominence.

We will show non-standard performance data only if the standard performance data for the same period, as well as for the required periods, are also shown. For additional information regarding the calculation of other performance data, please refer to the SAI.

17. How do I contact NYLIAC?

For general inquiries and written requests, you can contact your agent or the Service Center that services your policy. The Service Center for your policy is listed on your quarterly or confirmation statements. Policy information is also available through the Virtual Service Center (VSC) on the Internet via www.newyorklife.com/vsc or the Interactive Voice Response (IVR) system using the toll-free number listed for each applicable Service Center.

Service Center	Address	Phone Number

Cleveland Service Center

Regular Mail

New York Life

Cleveland Service Center

PO Box 6916

Cleveland, OH 44101-1916

Attn: Annuity Service Team

Overnight Mail

New York Life

Cleveland Service Center

14600 Detroit Avenue, Suite 1000

Lakewood, OH 44107

Attn: Annuity Service Team

(800) 695-9873

Dallas Service Center

Regular Mail

New York Life

Dallas Service Center

PO Box 130539

Dallas, TX 75313-0539

Attn: Annuity Service Team

Overnight Mail

New York Life

Dallas Service Center

Two Energy Square

4849 Greenville Avenue, Suite 700

Dallas, TX 75206

Attn: Annuity Service Team

(800) 695-1314

Faxed or e-mailed requests are not acceptable and will not be honored at any time. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to one of the addresses noted in Question 18.

The VSC enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports for your Policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

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18. Where do I send subsequent premium payments?

Subsequent premium payments must be sent to one of the following addresses:

Regular Mail:	NYLIAC P.O. Box 742545 Cincinnati, OH 45274-2545

Express Mail:	NYLIAC 8120 Penn Avenue South Suite 300 Bloomington, MN 55431

Subsequent premium payments will be credited as of the Business Day they are received in a form acceptable to Us at one of the addresses noted in this question 18.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012 (including the report of the independent registered public accounting firm), and the Separate Accounts’ statement of assets and liabilities as of December 31, 2012, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

12

NYLIAC MFA SEPARATE ACCOUNT I

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the condensed financial information audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements for the fiscal year ending December 31, 2008 and for each of the subsequent years is included in the SAI. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2007 and preceding years are derived from financial statements not included herein. Values and units shown are for full year periods beginning January 1 except where indicated.

	Single Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2012	58.87	60.84	112
2011	55.58	58.87	127
2010	52.18	55.58	145
2009	49.03	52.18	164
2008	47.86	49.03	191
2007	45.50	47.86	220
2006	44.07	45.50	250
2005	43.67	44.07	299
2004	42.48	43.67	335
2003	41.15	42.48	372
MainStay VP Cash Management
2012	24.24	23.94	30
2011	24.55	24.24	34
2010	24.86	24.55	37
2009	25.15	24.86	44
2008	24.93	25.15	51
2007	24.08	24.93	54
2006	23.31	24.08	53
2005	22.92	23.31	59
2004	23.02	22.92	71
2003	23.15	23.02	84
MainStay VP Common Stock – Initial Class
2012	69.69	80.32	229
2011	69.47	69.69	270
2010	62.47	69.47	308
2009	51.68	62.47	350
2008	82.27	51.68	398
2007	79.23	82.27	462
2006	68.87	79.23	542
2005	64.76	68.87	616
2004	59.13	64.76	690
2003	47.38	59.13	782

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	Flexible Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2012	51.17	52.63	369
2011	48.56	51.17	409
2010	45.82	48.56	455
2009	43.27	45.82	492
2008	42.45	43.27	534
2007	40.56	42.45	607
2006	39.48	40.56	692
2005	39.31	39.48	778
2004	38.43	39.31	844
2003	37.42	38.43	940
MainStay VP Cash Management
2012	21.07	20.71	52
2011	21.45	21.07	63
2010	21.83	21.45	77
2009	22.20	21.83	92
2008	22.11	22.20	104
2007	21.46	22.11	113
2006	20.88	21.46	108
2005	20.64	20.88	130
2004	20.83	20.64	139
2003	21.06	20.83	177
MainStay VP Common Stock – Initial Class
2012	60.58	69.48	769
2011	60.70	60.58	875
2010	54.85	60.70	977
2009	45.61	54.85	1,105
2008	72.96	45.61	1,219
2007	70.62	72.96	1,370
2006	61.69	70.62	1,577
2005	58.30	61.69	1,730
2004	53.50	58.30	1,911
2003	43.08	53.50	2,090

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NYLIAC MFA SEPARATE ACCOUNT II

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The condensed financial information for the fiscal year ending December 31, 2007 and for each of the subsequent years is included in the SAI. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2006 and preceding years are derived from financial statements not included herein. Values and units shown are for full year periods beginning January 1 except where indicated.

	Single Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2012	59.09	61.07	185
2011	55.79	59.09	208
2010	52.38	55.79	248
2009	49.21	52.38	297
2008	48.04	49.21	337
2007	45.67	48.04	375
2006	44.23	45.67	429
2005	43.83	44.23	487
2004	42.64	43.83	553
2003	41.31	42.64	653
MainStay VP Cash Management
2012	24.24	23.94	30
2011	24.55	24.24	38
2010	24.86	24.55	37
2009	25.16	24.86	48
2008	24.93	25.16	58
2007	24.08	24.93	67
2006	23.31	24.08	62
2005	22.92	23.31	63
2004	23.02	22.92	79
2003	23.15	23.02	103
MainStay VP Common Stock – Initial Class
2012	69.69	80.32	309
2011	69.47	69.69	338
2010	62.47	69.47	398
2009	51.68	62.47	480
2008	82.27	51.68	550
2007	79.23	82.27	638
2006	68.87	79.23	725
2005	64.76	68.87	819
2004	59.13	64.76	906
2003	47.38	59.13	992

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	Flexible Premium Policies
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period
(Accumulation unit value in dollars and Number of accumulation units in thousands)
MainStay VP Bond – Initial Class
2012	51.25	52.71	49
2011	48.63	51.25	54
2010	45.89	48.63	58
2009	43.33	45.89	62
2008	42.51	43.33	66
2007	40.62	42.51	73
2006	39.54	40.62	77
2005	39.37	39.54	86
2004	38.49	39.37	92
2003	37.48	38.49	99
MainStay VP Cash Management
2012	21.07	20.71	6
2011	21.45	21.07	8
2010	21.83	21.45	9
2009	22.20	21.83	14
2008	22.11	22.20	16
2007	21.46	22.11	14
2006	20.88	21.46	13
2005	20.64	20.88	13
2004	20.83	20.64	15
2003	21.06	20.83	17
MainStay VP Common Stock – Initial Class
2012	60.58	69.48	93
2011	60.70	60.58	101
2010	54.85	60.70	112
2009	45.61	54.85	125
2008	72.96	45.61	134
2007	70.62	72.96	150
2006	61.69	70.62	174
2005	58.30	61.69	191
2004	53.50	58.30	208
2003	43.08	53.50	224

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNTS

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies We describe in this prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $125.2 billion at the end of 2012. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC to the extent necessary to maintain capital and surplus in accordance with state requirements.

The Separate Accounts

Each of the Separate Accounts was established in May 1983, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. The Securities and Exchange Commission, however, does not supervise the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from Our other assets. The Separate Account assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of each Separate Account is credited to or charged against the assets of that Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent on both the investment performance of the Fixed Account and any other separate account of NYLIAC.

Each of the Separate Accounts consists of three Investment Divisions for flexible premium policies and three for single premium policies. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the Fund. The Eligible Portfolios are MainStay VP Common Stock-Initial Class, MainStay VP Bond-Initial Class and MainStay VP Cash Management.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios available to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Fund’s shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding”. Although We do not anticipate any inherent difficulties arising from mixed funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interest of owners of various policies participating in the Fund might at some time be in conflict. The Board of Directors of the Fund, the Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Fund for mixed funding. For more information about the risks of mixed funding, please refer to the Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

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We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.15% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC Subadviser: Cornerstone Capital Management Holdings LLC	MainStay VP Bond MainStay VP Cash Management MainStay VP Common Stock

Please refer to the attached prospectus of the Fund for a complete description of the Fund, the investment advisers, and the Portfolios. You should read the Fund prospectus before any decision is made concerning the allocation of purchase payments to an Investment Division corresponding to a particular Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of the Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment, or, if We believe, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change. This does not prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of the Fund or in another mutual fund. We may establish new Investment Divisions, in Our sole discretion, due to marketing, tax, investment, or other conditions. We will make any new Investment Divisions available to existing policyowners on a basis We determine. We may also eliminate one or more Investment Divisions, if, in Our sole discretion, marketing, tax, investment or other conditions so warrant.

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In the event of any substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

Reinvestment

All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset values on the payable date.

THE POLICIES

Purpose of Policies

The policies are variable. This means that to the extent amounts under the policies are allocated to the Investment Divisions, the policy’s value will fluctuate based on the performance of the Investment Divisions you select. NYLIAC does not guarantee the performance of the Separate Accounts or of the Eligible Portfolios, and you bear the entire investment risk with respect to amounts allocated to the Investment Divisions. We provide no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts you allocate to the Investment Divisions are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Eligible Portfolio.

As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non- Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

We designed the policies described in this prospectus primarily to establish retirement benefits for two types of purchasers.

The first type of purchaser is one, other than those described below, who purchases a policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as “Non-Qualified Policies.”

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete Our approved “Transfer of Ownership” form in effect at the time of the request. This change will take effect as of the date We receive your signed form at the Service Center that services your policy noted in Question 17 of this Prospectus, subject to any payment We made or other action We took before recording the change. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) will also be required to submit financial and suitability information.

The second type of purchaser is one who is eligible to participate in, and purchases a policy for use with, any one of the following:

(1)	annuity purchase plans adopted by certain private tax-exempt organizations and certain state-supported educational institutions under certain circumstances under Section 403(b) of the Code, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations);

(2)	individual retirement annuities (“IRAs”) meeting the requirements of Section 408(b), 408(k), or 408A of the Code; or

(3)	deferred compensation plans with respect to service for state and local governments (and certain other entities), under Section 457 of the Code.

We refer to policies purchased by these individuals for use with these plans as “Qualified Policies.” (See “FEDERAL TAX MATTERS”)

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific

19

variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your Registered Representative or contact Us for specific information that may be applicable to your state.

Purchase Payments

For single premium policies, you can make up to four additional purchase payments in any Policy Year. Each additional purchase payment must be at least $2,000. Payments are only accepted on inforce policies up to age 65.

For flexible premium policies, you can make purchase payments of at least $40 each at any time. Payments are only accepted on inforce policies up to age 65. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank checking accounts and employee payroll deductions. Although you plan a schedule of purchase payments for Non-Qualified flexible premium policies, you can make purchase payments at any time before the date Income Payments are scheduled to begin and while the Annuitant and the policyowner are living. You can increase or decrease your purchase payments at any time as long as the total amount of purchase payments for any Policy Year (excluding any amounts for riders), are not more than the greater of: (a) twice the purchase payments scheduled to be paid in the first Policy Year or (b) $7,500. However, you may not schedule total purchase payments for the first Policy Year that exceed $4,999. Please note that you must send any remitted purchase payments to the address noted on your remittance coupon. We do not accept overnight mail at this address. All other purchase payments must be sent to the Service Center that services your policy as noted in Question 17 of this Prospectus.

For Qualified Policies, the purchase payments made in any Policy Year may not be more than the amount permitted by the plan or law for the plan as indicated in the application for the policy. We reserve the right to limit the dollar amount of any purchase payment.

If We do not receive purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy’s value, are less than $2,000, then We may, in Our sole discretion, subject to any applicable state insurance law or regulation, cancel the policy. If We terminate your policy, We will pay you the policy’s value in one lump sum. (See “Cancellations”)

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there may be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10 percent federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

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Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, We reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privilege to pay by check or electronically will be suspended until the Service Center that services your policy receives a written request to reinstate it in a form acceptable to Us at one of the addresses in Question 17 of this Prospectus, and We agree.

Total Disability Benefit Rider

If you applied for and have a Total Disability Benefit Rider included in, and in force under, your flexible premium policy, We will credit a benefit amount as a purchase payment for your policy when you provide proof to Us that the Annuitant has been totally disabled for at least 6 consecutive months. We will not credit benefit amounts to the policy after Income Payments begin or, if earlier, after the Policy Anniversary on which the Annuitant is age 65. Currently, We are not offering this rider and the information here and in the Statement of Additional Information relates only to existing riders.

Transfers

You may transfer amounts between Investment Divisions of the same Separate Account or to the Fixed Account, without charge at least 30 days before Income Payments are scheduled to begin. The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of:

(i)	$1,000 for single premium policies or $500 for flexible premium policies or

(ii)	the total value of the Accumulation Units in the Investment Division.

The remaining Accumulation Units in the Investment Division must have a value of at least $100. If the value of the remaining Accumulation Units in an Investment Division would be less than $100 after you make a transfer, We will transfer the entire value unless We determine otherwise. We limit the number of transfers to four in any one Policy Year. Transfers into the Fixed Account may be subject to restrictions.

Depending on state requirements, you may also make transfers from the Fixed Account to the Investment Divisions in certain situations. (See “The Fixed Account”)

Transfer requests must be in writing on a form We provide. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which We receive the transfer request at the Service Center that services your policy in Question 17 of this Prospectus. (See “Delay of Payments”) Faxed requests are not acceptable and will not be honored at any time.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Currently, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight courier and received by the Service Center that services your policy listed in Question 17 of this Prospectus. We limit the number of transfers to no more than four in any one policy year. These requirements are designed to limit potentially harmful transfers.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all Policyowners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectus for more details regarding the Fund portfolios’ ability to refuse or restrict purchases or redemptions of their shares. In

21

addition, a Fund may require Us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that these procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the size of transfers in a given period. Redemption fees, transfer size limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

•

(1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectus for the underlying Fund portfolios, in effect at the time of any trade, describes any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying Fund portfolio to liquidate investments prematurely (or at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

This policy should not have been purchased if you planned to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing this policy you represent and warrant that you are not using this policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Accumulation Period

(a) Crediting of purchase payments

You can allocate a portion of each purchase payment to one or more Allocation Alternatives in whole number percentages, except in New York where the MainStay VP Common Stock-Initial Class Investment Division is not available for Non-Qualified Policies. The minimum amount that you may allocate to any one Allocation Alternative is $1,000 for a single premium policy and $10 for a flexible premium policy.

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We credit that portion of each purchase payment you allocate to an Investment Division to the policy in the form of Accumulation Units. We determine the number of Accumulation Units credited to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the Business Day We receive the purchase payment. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “The Fixed Account” for a description of interest credited thereto.)

(b) Valuation of Accumulation Units

We expect the value of Accumulation Units to increase or decrease from one day to the next. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

Policyowner Inquiries

Your inquiries should be addressed to the Service Center that services your policy. (See Question 17) Faxed requests are not acceptable and will not be honored at any time. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact Us in writing and provide Us with all relevant details. To correct an error, We must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from purchase payments, We impose a surrender charge on certain partial withdrawals and surrenders of the policies. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to certain Income Payment options.

If you surrender your policy, We deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, We deduct surrender charges from the remaining value of the Allocation Alternatives from which the partial withdrawals are made. If the remaining value in an Allocation Alternative is less than the necessary surrender charge, We deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative.

For single premium policies, We keep track of each purchase payment and assess a charge based on the length of time such payment is in your policy before it is withdrawn. You may make up to four additional purchase payments each Policy Year on a single premium policy. The surrender charge is 7% of the amount withdrawn or surrendered during the first Policy Year that a purchase payment is in your policy. The surrender charge declines 1% for each additional Policy Year that a purchase payment is in your policy, as shown in the following chart:

Policy Year of Purchase Payment	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and later	0%

Under a single premium policy, for purposes of calculating the surrender charge, We treat withdrawals as coming from the value attributable to the oldest purchase payment first (on a first-in, first-out basis). Therefore, surrender charges may apply to any earnings on those purchase payments.

For flexible premium policies, the surrender charge is 7% of the amount withdrawn or surrendered during the first four Policy Years. The surrender charge then declines 1% for each Policy Year until the tenth Policy Year so that there is no charge after the tenth Policy Year, as shown in the following chart:

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Policy Year	Surrender Charge
1-4	7%
5	6%
6	5%
7	4%
8	3%
9	2%
10	1%
11 and later	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a) under a single premium policy, on amounts you withdraw in any one Policy Year that do not exceed 10% of the policy’s value at the beginning of that Policy Year (the amount that may be withdrawn under this exception may be limited by prior transfers from the Fixed Account to the Investment Division) (See “The Fixed Account”);

(b) when you make a withdrawal or surrender of at least $2,000 and the entire amount is applied under certain Income Payment options in the policy (however, if within seven years after the Policy Date, in the case of single premium policies, or ten years after the Policy Date, in the case of flexible premium policies, any unpaid amount applied under such Income Payment option is withdrawn, a surrender charge will be applied to the amount withdrawn) (See “Income Payments”);

(c) if NYLIAC cancels the policy;

(d) when We pay proceeds upon the death of the policyowner or the Annuitant; and

(e) if the aggregate surrender charges under a policy will exceed 9.0% of the total purchase payments.

In addition, We will not assess a surrender charge to withdrawals from the Fixed Account in situations described under “The Fixed Account.”

Other Charges

(a) Mortality and Expense Risk Charges

Prior to the date Income Payments are scheduled to begin, NYLIAC imposes risk charges to compensate it for bearing certain mortality and expense risks under the policies. This charge is equal, on an annual basis, to 1.25% of the average daily net asset value of the applicable Separate Account and is deducted daily. We guarantee that these charges will not increase. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than Our actuarial tables predict. As a result, We would be paying more Income Payments than We planned. We also assume a risk that the mortality assumptions reflected in Our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, We assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount We charge for these services.

(b) Administrative Fee

Prior to the date Income Payments are scheduled to begin for flexible premium policies, We impose an administrative fee to cover the cost of providing policy administrative services. This charge is equal, on an annual basis, to 0.50% of the average daily net asset value of the applicable Separate Account. This charge is intended to offset the additional administrative service expenses of flexible premium policies, including: (i) processing changes in future purchase payment allocations, (ii) providing purchase payment histories and the appropriate unit valuations associated with those purchase payments and (iii) providing policyowners with the more extensive annual notices and other notices required for many flexible premium policies. Larger flexible premium policies may bear a portion of the cost of administering smaller flexible premium policies because the charge deducted for administrative expenses is a percentage of net asset value.

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(c) Policy Service Charge

For flexible premium policies, We deduct an annual policy service charge each Policy Year on the Policy Anniversary if on that date the policy’s value is less than $10,000. This charge is the lesser of $30 or 1% of the policy’s value at the end of the Policy Year or on the date of surrender, whichever is applicable. We deduct the annual policy service charge from each Allocation Alternative in proportion to its percentage of the policy’s value on the Policy Anniversary. This charge covers the costs for providing services under the policy such as collecting, processing and confirming purchase payments and establishing and maintaining the available methods of payment.

(d) Fund Charges

The value of the assets of the Separate Accounts will indirectly reflect the Fund’s total fees and expenses. The Fund’s total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the Fund’s prospectus and/or SAI.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) when Income Payments begin. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a purchase payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “Federal Tax Matters”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Accounts. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the policy’s value, at any time before Income Payments begin and while the Annuitant is living. To request a surrender or withdrawal, you must send a written request on a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus, or utilize any other method we make available. If the request is complete and We have received all other information necessary to process the request, the amount available for withdrawal is the policy’s value on the Business Day the Service Center that services your policy receives the surrender or withdrawal request (except in the case of periodic partial withdrawals, for which the amount available for withdrawal is the policy’s value on the established periodic partial withdrawal request date), less any surrender charges, any applicable policy fee and any taxes required by law to be deducted. If you have not provided Us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), in connection with a withdrawal request or of the periodic partial withdrawal request date, subject to postponement in certain circumstances. (See “Delay of Payments”)

Since you assume the investment risk with respect to amounts allocated to the Separate Accounts and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals), may be more or less than the total purchase payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See “Federal Tax Matters—Taxation of Annuities in General”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

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(a) Surrenders

We will deduct a surrender charge and any premium tax required by law, if applicable, from the amount paid. We will pay the proceeds to you in a lump sum unless you elect a different Income Payment method. (See “Income Payments”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $100. The amount will be withdrawn from the Allocation Alternatives in accordance with your request. Also note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by Us and include a notarized confirmation of the owner(s) signature. In addition, partial withdrawal requests that effected an address or ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

If a requested partial withdrawal is equal to the value in the Allocation Alternative from which you make the withdrawal, We will pay the entire value of that Allocation Alternative, less any surrender charge that may apply. You must tell Us how to allocate a partial withdrawal among the Allocation Alternatives. We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day.

(c) Periodic Partial Withdrawals

You may arrange for periodic partial withdrawals on a monthly, quarterly or semi-annual basis. To process Periodic Partial Withdrawals you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to periodic partial withdrawals. (See “Charges and Deductions”)

Our confirmation notice will indicate when a withdrawal has resulted in the near or actual exhaustion of money in one or more of the Allocation Alternatives. In that connection, when a periodic partial withdrawal amount exceeds the amount remaining in one or more of the Allocation Alternatives and there is no indication of an alternate Allocation Alternative, We will send out a check for less than the scheduled amount and will cease future payments until We receive new instructions designating new Allocation Alternatives from which We can make the withdrawal.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “hardship withdrawals.” The surrender charge, 10% penalty tax and provisions applicable to partial withdrawals apply to hardship withdrawals. For single premium policies, the surrender charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other withdrawals which were not subject to a surrender charge in that Policy Year, exceed 10% of the policy’s value.

Cancellations

If We do not receive any purchase payments under a flexible premium policy for a period of two Policy Years, and both (a) the total purchase payments made, less any partial withdrawals and any surrender charges, and (b) the policy’s value, are less than $2,000, We reserve the right to terminate your policy subject to any applicable state insurance law or regulation.

Similarly, NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel single premium policies that have a policy value of less than $2,000. We may pay the policy’s value to you in one lump sum.

We will notify you in your annual report of Our intention to exercise these rights on the 90th day following that Policy Anniversary, unless an additional purchase payment is received before the end of that 90-day period. If such a cancellation occurs, We will pay you the policy’s value in one lump sum.

Retirement Date

The Retirement Date is the day that Income Payments are scheduled to begin unless you surrender the policy or We pay an amount as proceeds to the designated Beneficiary prior to that date. You specify the Retirement Date. You may defer the Retirement Date to any Policy Anniversary before the Annuitant will be age 75 or to a later date agreed to by

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NYLIAC, provided that We receive written notice of the request at least one month before the last selected Retirement Date. To request to change or defer the Retirement Date to a later date, subject to the constraints noted above, you must send a written notice in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. The Retirement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Retirement Date

If the Annuitant (which, for Non-Qualified Policies, includes any named Contingent Annuitant who is alive at the death of the Primary Annuitant before the Retirement Date), dies prior to the Retirement Date, We will pay an amount as proceeds to the designated Beneficiary, as of the date We receive proof of death and all requirements necessary to make the payment at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. That amount will be the greater of:

(a) the sum of all purchase payments, less any partial withdrawals and surrender charges made before notification of death, and less premium amounts for any riders; or

(b) the policy’s value.

This formula guarantees that the amount paid will at least equal the sum of all purchase payments (less any partial withdrawals and surrender charges on such partial withdrawals and premium amounts for riders). The Beneficiary may receive the amount payable in a lump sum or under one of the Income Payment options. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that We may offer at any time.

If the policyowner of a policy issued after January 18, 1985 dies before the Retirement Date, the policy will no longer be in force and We will pay as proceeds to the Beneficiary an amount which is the greater of “(a)” or “(b)” as they are described above. Payment will be made in a lump sum to the Beneficiary unless the policyowner has elected or the Beneficiary elects otherwise in a signed written notice which gives Us the information that We need.

If such an election is properly made, all or part of these proceeds will be:

(i) applied under options 1A or 1B. (See “Income Payments”) However, We will pay any unpaid amount remaining under options 1A or 1B at the end of the five-year period following the policyowner’s death in one lump sum to the Beneficiary; or

(ii) used to purchase an immediate annuity for the Beneficiary who will be the policyowner and Annuitant.

Payments under the annuity or under any other method of payment We make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death.

We determine the value of the proceeds at the end of the Business Day during which death occurs.

For policies issued after January 18, 1985, if (a) the policyowner and the Annuitant are not the same person and the policyowner’s spouse is the sole primary Beneficiary, or (b) the policyowner and the Annuitant are the same individual and the policyowner’s spouse is the sole primary Beneficiary and the Contingent Annuitant, We will pay the proceeds to the surviving spouse if the policyowner dies before the Retirement Date or the surviving spouse can continue the policy as the new policyowner. Generally, We will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and We will pay benefits under the policy upon the death of any joint owner. (See “Federal Tax Matters—Taxation of Annuities in General”)

If the Annuitant and joint Annuitant, if any, die after the Retirement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus, subject to postponement in certain circumstances. (See “Delay of Payments”)

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Income Payments

(a) Election of Income Payment Options

You may select Income Payments that are fixed. At any time before the Retirement Date, you may change the Income Payment Option or request any other method of payment We agree to. To change the Income Payment Option or to request another method of payment prior to the Retirement Date, you must send a written request in a form acceptable to Us to the Service Center that services your policy in Question 17 of this Prospectus. If an Income Payment Option is chosen which depends on the continuation of the life of the Annuitant or of a Joint Annuitant, We may require proof of birth date before Income Payments begin. For Income Payment Options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options We may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

In the event that an Income Payment Option is not selected, We will make monthly Income Payments which will go on for as long as the Annuitant lives (10 years guaranteed even if the Annuitant dies sooner) in accordance with Income Payment option 3A and the “Annuity Benefit” section of the policy.

Under Income Payment Options involving life income, the payee may not receive Income Payments equal to the total purchase payments made under the policy if the Annuitant dies before the actuarially predicted date of death.

For Income Payment Options not involving life contingencies (options 1A, 1B, 2A, 2B or 2A-V below), NYLIAC bears no mortality risk notwithstanding the mortality risk charge collected by NYLIAC. (See “Other Charges”)

(b) Fixed Income Payments

You (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under any of the Fixed Income Payment options described below:

1A. Interest Accumulation. NYLIAC credits interest (at least 3.5% per year) on the money remaining under this Income Payment option. You can withdraw this amount at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

1B. Interest Payment. NYLIAC pays interest once each month (at an effective rate of at least 3.0% per year), every 3 months or 6 months, or once each year, as chosen, based on the money remaining under this Income Payment option.

2A. Income for Elected Period. NYLIAC makes monthly Income Payments for the number of years elected. When asked, NYLIAC will state in writing what each Income Payment would be, if made every 3 months or 6 months, or once each year.

2B. Income of Elected Amount. NYLIAC makes Income Payments of the elected amount monthly, every 3 months or 6 months, or once each year, as chosen, until all proceeds and interest have been paid. The total Income Payments made each year must be at least 5% of the proceeds placed under this Income Payment option. Each year NYLIAC credits interest of at least 3.5% on the money remaining under the Income Payment option.

3A. Life Income-Guaranteed Period. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed for 5, 10, 15, or 20 years, as chosen, even if the payee dies sooner.

3B. Life Income-Guaranteed Total Amount. NYLIAC makes an Income Payment each month during the lifetime of the payee. Income Payments do not change, and are guaranteed until the total amount paid equals the amount placed under this Income Payment option, even if the payee dies sooner.

3C. Life Income-Joint and Survivor. NYLIAC makes an Income Payment each month while one or both of the two payees are living. Income Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

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(c) Other Methods of Payment

If NYLIAC agrees, you (or the Beneficiary upon your death or the death of the Annuitant prior to the Retirement Date) may choose to have Income Payments made under some other method of payment.

A payee receiving payments under Income Payment options 1A, 1B, 2A or 2B may later elect (with NYLIAC’s permission) to have any unpaid amount placed under another method of payment.

If a payee dies on or after the Retirement Date, We will pay any unpaid policy proceeds under the method of payment being used as of the date of the payee’s death. (For certain restrictions on methods of payment, see “Federal Tax Matters”)

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(d) Proof of Survivorship

We may require satisfactory proof of survival, from time to time, before We pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled benefit payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request at the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus.

Situations where payment may be delayed:

1. We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a) The New York Stock Exchange (“NYSE”) is closed for other than usual weekends or holidays, trading is restricted by the Securities and Exchange Commission (“SEC”), or the SEC declares that an emergency exists;

(b) The SEC, by order, permits Us to delay payment in order to protect Our policyowners; or

(c) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

2. We may delay payment of any amounts due from the Fixed Account. When permitted by law, We may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3. Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until We receive instructions from the appropriate federal regulator.

Designation of Beneficiary

Before the date Income Payments are scheduled to begin and while the Annuitant is living, you may change the Beneficiary by written notice to NYLIAC. To change the Beneficiary, you must send a written request in a form acceptable to Us to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. You may name one or more Beneficiaries. If prior to the date Income Payments are scheduled to begin, (a) the Annuitant dies before you and (b) no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate.

However, if the policyowner who is not the Annuitant dies before Income Payments begin, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds pass to the policyowner’s estate.

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Restrictions Under the Texas Optional Retirement Program

Section 36.105 of the Texas Educational Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon:

(1)	termination of employment in the Texas public institutions of higher education,

(2)	retirement, or

(3)	death.

Accordingly, We will require a participant in the ORP (or the participant’s estate if the participant has died) to obtain a certificate of termination from the employer before the policy is surrendered.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, an employee may not begin distributions attributable to salary reduction contributions, including the earnings on these contributions, made in years beginning after December 31, 1988 before the employee attains age of 591?2, has a severance from employment, dies or becomes disabled. An employee also may not begin distributions attributable to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989 if the employee is under age 59 1/2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% penalty tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

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THE FIXED ACCOUNT

The Fixed Account includes all of NYLIAC’s assets except those assets allocated to the Separate Accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. Furthermore, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an effective rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the Fixed Account. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account.

(b) Surrender Charges

We may apply surrender charges to withdrawals from the Fixed Account. (See “Surrender Charges”) In addition to the “Exceptions to Surrender Charges,” subject to any applicable state insurance law or regulation, We will not impose a surrender charge on any amount withdrawn from the Fixed Account if: (a) on any Policy Anniversary the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and (b) you withdraw part or all of that amount allocated to the Fixed Account within 60 days after that Policy Anniversary. (For single premium policies, We make this determination independently for each additional purchase payment or portion of each additional purchase payment transferred to the Fixed Account on the anniversary of each such purchase payment; for flexible premium policies, We reserve the right to set a separate yearly interest rate and period for which this rate is guaranteed for amounts transferred to the Fixed Account.)

(c) Transfers to Investment Divisions

Depending on state filing and review processes, We may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the date Income Payments are scheduled to begin, subject to the following conditions.

1. You may transfer an amount from the Fixed Account to the Investment Divisions if, on any Policy Anniversary, the interest rate set for that amount falls more than three percentage points below the rate which was set for the immediately preceding Policy Year, and you make a transfer request within 60 days after that Policy Anniversary. There is no minimum transfer requirements under this condition.

2. For single premium policies, during the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed, you may transfer up to 10% of the policy’s value at the beginning of the Policy Year Divisions. However, the amount you transfer will reduce, by an equivalent amount, the total amount that you may withdraw during that Policy Year from the policy’s value under the first exception to the imposition of surrender charges described under “Exceptions to Surrender Charges”. In addition, any amount you withdraw during a Policy Year under that first exception to the imposition of a surrender charge will limit subsequent amounts that you may transfer from the Fixed Account under this condition.

3. For flexible premium policies, except as stated in (c)1 above, We do not permit transfers from the Fixed Account during the first ten Policy Years.

4. For single premium policies, We permit transfers of at least the minimum amount after the first seven Policy Years following the purchase payment to which an amount to be transferred is attributed. For flexible premium policies, We permit transfers of at least the minimum amount after the first ten Policy Years. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of:

(i) $1,000 for single premium policies or $500 for flexible premium policies or

(ii) the value of the Fixed Account attributed to that purchase payment for single premium policies or the total value of the Fixed Account for flexible premium policies. Additionally, for flexible premium policies, the remaining value in the Fixed Account must be at least $100. If, after a transfer, the remaining value in the Fixed Account would be less than $100, We may include that amount in the transfer.

For both single and flexible premium policies, We reserve the right to limit the total number of transfers to no more than four in any one Policy Year. We also reserve the right to limit the dollar amount of any transfers. (See “Transfers”)

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You must make transfer requests in writing in a form acceptable to Us and sent to the Service Center that services your policy at one of the addresses listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed.

(d) General Matters

We may delay payments of any amount due from the Fixed Account. See the policy itself for details and a description of the Fixed Account.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible. It is the IRS’s view that a loss on the surrender of a variable annuity contract is treated as a miscellaneous itemized deduction subject to the 2% of adjusted gross income limit.

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Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1/2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations. However, these regulations have not been finalized. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-

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day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2(subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

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The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to the claims of the general creditors of, the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

The Qualified Policies are subject to the required minimum distribution (“RMD”) rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. Your should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity

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Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The policies were sold by Registered Representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your Registered Representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities Registered Representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 3.5% of all premiums received. The total commissions paid for Facilitator® multi-funded retirement annuity policies during the fiscal years ended December 31, 2012, 2011 and 2010 were $132,558, $114,839 and $181,234, respectively. NYLIFE Distributors did not retain any of these commissions. Premium payments are accepted on a continuous basis.

New York Life also has other compensation programs where Registered Representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities Registered Representatives who are members of the General Office management team receive compensation based on a number of incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities Registered Representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

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VOTING RIGHTS

The Fund is not required and typically does not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in policyowners having a lesser role in governing the business of the Fund.

To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Fund in accordance with instructions We receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws is amended, or if its present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, We may elect to do so.

The number of votes which are available to you will be calculated separately for each Investment Division. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

Prior to the date Income Payments are scheduled to begin, you hold a voting interest in each Investment Division to which you have money allocated. The number of votes which are available to you will be determined by dividing the policy’s value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

After the date Income Payments are scheduled to begin, the person receiving Variable Income Payments has the voting interest. The number of votes will be determined by dividing the reserve for such policy allocated to a MainStay VP Common Stock-Initial Class Investment Division by the net asset value per share of the MainStay VP Common Stock-Initial Class Portfolio. The votes attributable to a policy decrease as the reserves allocated to a MainStay VP Common Stock-Initial Class Investment Division decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Eligible Portfolio which are available will be determined as of the date established by the Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the Fund.

If We do not receive timely instructions, We will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) is available which contains more details concerning the subjects discussed in this prospectus. The following is the Table of Contents for the SAI:

How to obtain a Facilitator SAI dated May 1, 2013:

The Facilitator Statement of Additional Information is posted on Our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, please call or send in this request form to the Service Center that services your policy.

Name

Address

City                                                                  State                                                                  Zip

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The Facilitator®:

A retirement annuity

for dynamic financial times

Your Statement of

Additional Information

NYLIAC MFA Separate Account I

NYLIAC MFA Separate Account II

Statement of Additional Information

for the

Facilitator®*

MULTI-FUNDED RETIREMENT ANNUITY POLICIES

Offered by

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A Delaware Corporation)

May 1, 2013

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current Facilitator prospectus. You should read the SAI in conjunction with the current Facilitator prospectus, dated May 1, 2013. You may obtain a copy of the prospectus by calling or writing NYLIAC at the Service Center that services your policy. Terms used but not defined in the SAI have the same meaning as in the current Facilitator prospectus.

*	Facilitator® is NYLIAC’s registered service mark for the policies and is not meant to connote performance.

THE POLICIES

The following provides additional information about the policies, to supplement the description in the prospectus.

Total Disability Benefit Rider

As described in the prospectus, the Total Disability Benefit Rider credits benefit amounts as purchase payments if the Annuitant is totally disabled for at least six consecutive months. No benefit amounts will be credited to the policy after Income Payments begin or, if earlier, the Policy Anniversary on which the Annuitant is age 65. The Annuitant is considered to be totally disabled if he or she is unable to perform his or her own occupation. The total disability must be caused by an injury or sickness that first occurs after the rider was issued. However, after total disability has lasted for two years, the Annuitant will be deemed to be totally disabled only if he or she is unable to perform any occupation for which he or she is reasonably suited based on education, training and work experience. NYLIAC will not credit any benefit amounts in connection with the following disabilities: (i) those that start prior to the Annuitant’s fifth birthday; (ii) those that are caused by an intentionally self-inflicted injury; or (iii) those that are caused by act of war.

The benefit amount for each month during a period of total disability will be determined as follows:

(a) if total disability began 60 or more months after the rider is issued, the amount is one-sixtieth of the basic plan premiums (purchase payments less premium amounts paid for riders), paid or credited within the 60 months before the disability began;

(b) if total disability starts more than 12 but within 60 months after the rider is issued, the amount is the total of the basis plan premiums paid or credited while the rider was in effect divided by the number of full and partial months that the rider was in effect;

(c) if total disability began within 12 months after the rider was issued, the amount will be the smaller of the total scheduled basic plan premiums for the first Policy Year divided by 12 or the total basic plan premiums paid while the rider was in effect divided by the number of full and partial months that the rider was in effect.

However, for a flexible premium Non-Qualified Policy, the benefit amount will never be more than $1,250 in any policy month. For a flexible premium Qualified Policy, the benefit amount will never be more than the greater of $2,500 in any policy month or the pro rata monthly amount permitted by law for the applicable tax qualified plan. (See “Federal Tax Matters—Qualified Plans”).

For Non-Qualified Policies, only total disabilities of the Annuitant are covered. Previously, if the Contingent Annuitant became the Annuitant, the policyowner could apply to NYLIAC to have a new rider included in the policy to cover the Contingent Annuitant. New sales of the Total Disability Benefit Rider have been discontinued.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of each Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. The value of each Accumulation Unit was arbitrarily set as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (“Valuation Period”), is determined by the following formula:

(a/b) - c

Where:	(a) = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

(3)	a charge or credit, if any, for taxes;

2

(b) = the net result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period, plus or minus (only in the case of NYLIAC MFA Separate Account II Investment Divisions),

(2)	a charge or credit, if any, for taxes; and

(c)	= a factor representing the charges deducted from the applicable Investment Division on a daily basis. For flexible premium policies, the factor is equal, on an annual basis, to 1.75% of the daily net asset value of the Separate Accounts. For single premium policies, the factor is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Accounts.

The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Contingent Annuitant

The Contingent Annuitant, who generally must be the spouse of the Annuitant, is the person who becomes the Annuitant at the death of the “Primary Annuitant” before Income Payments begin if the policyowner is still living. The Primary Annuitant is the person named as the Annuitant in the application for a Non-Qualified Policy.

If prior to the date Income Payments begin, while the policyowner is still living, the Contingent Annuitant is alive at the death of the Primary Annuitant, the proceeds of a Non-Qualified Policy will not be paid to the Beneficiary at the death of the Primary Annuitant. Instead, the policy will continue in force and the proceeds will be paid upon the death of the Contingent Annuitant or upon the death of the policyowner if earlier. All policyowner rights and the benefits provided under the policy will continue during the lifetime of the Contingent Annuitant, as provided in the policy, as if the Contingent Annuitant were the Annuitant, except for the Total Disability Benefit Rider. (See “Total Disability Benefit Rider”). After the policy is issued, the Contingent Annuitant may be deleted but not changed.

The named Contingent Annuitant will be considered deleted if a policy would not be treated as an annuity for federal income tax purposes should the Contingent Annuitant become the Annuitant. Currently, the policies do not provide for the naming of Contingent Annuitants. (See “Federal Tax Matters”)

INVESTMENT PERFORMANCE CALCULATIONS

MainStay VP Cash Management Investment Division

NYLIAC calculates the MainStay VP Cash Management Investment Division’s current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Cash Management Portfolio of the Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative services (for flexible premium policies) and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Investment Division will be lower than the yield for the MainStay VP Cash Management Portfolio of the Fund.

NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on amounts held in a MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

For the seven-day period ending December 31, 2012, the annualized yields for the single premium policies for

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the MainStay VP Cash Management Investment Division were -1.23% for NYLIAC MFA Separate Account I and -1.23% for NYLIAC MFA Separate Account II. For the same period, the annualized yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.72% for NYLIAC MFA Separate Account I and -1.72% for NYLIAC MFA Separate Account II.

For the seven-day period ending December 31, 2012, the effective yield for the single premium policies for the MainStay VP Cash Management Investment Division was -1.23% for NYLIAC MFA Separate Accounts I and II. For the same period, the effective yields for the flexible premium policies for the MainStay VP Cash Management Investment Division were -1.72% for NYLIAC MFA Separate Account I and -1.72% for NYLIAC MFA Separate Account II.

MainStay VP Bond-Initial Class Investment Division Yields

NYLIAC may from time to time disclose the current annualized yield of the MainStay VP Bond-Initial Class Investment Division for 30-day periods. The annualized yield of a MainStay VP Bond-Initial Class Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per Accumulation Unit earned during the period by the price per unit on the last day of the period, according to the following formula:

YIELD	=2	((a–b+1)[6]–1)
cd

Where:	a = net investment income earned during the period by the Portfolio attributable to shares owned by the
MainStay VP Bond-Initial Class Investment Division.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of accumulation units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all policyowner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 7% to 0% of the amount withdrawn depending on the elapsed time since the policy was issued.

Because of these charges and deductions the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Bond-Initial Class Investment Division’s actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Bond-Initial Class Portfolio of the Fund, and its operating expenses.

For the 30-day period ended December 31, 2012, the annualized yields for the MainStay VP Bond-Initial Class Investment Divisions were 0.00% and -0.50% respectively, for single premium policies and flexible premium policies.

MainStay VP Bond-Initial Class and MainStay VP Common Stock-Initial Class Standard Total Return Calculations

NYLIAC may from time to time also calculate average annual total returns for one or more of the MainStay VP Bond-Initial Class or MainStay VP Common Stock-Initial Class Investment Divisions for various periods of time. We compute the average annual total return by finding the average annual compounded rates of return over one, three, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, three, five, or ten-year period, at the end of the one, three, five, or ten-year period (or fractional portion thereof).

All recurring fees that are charged to all policyowner accounts are recognized in the ending redeemable value. The

4

average annual total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

For the one, three, five and ten year periods ending December 31, 2012, and the period from January 23, 1984 to December 31, 2012, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were -3.88%, 3.47%, 4.28%, 3.99% and 6.34%, respectively, for NYLIAC MFA Separate Account I, and -3.88%, 3.47%, 4.28%, 3.99% and 6.36%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were -4.36%, 2.22%, 3.11%, 3.37% and 5.82%, respectively, for NYLIAC MFA Separate Account I, and -4.36%, 2.22%, 3.11%, 3.37% and 5.82%, respectively, for NYLIAC MFA Separate Account II.

For the one, three, five and ten year periods ending December 31, 2012, and the period from January 23, 1984 to December 31, 2012, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 7.20%, 6.90%, -1.08%, 5.42% and 7.54%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 6.66%, 5.61%, -2.19%, 4.79% and 7.00%, respectively, for NYLIAC MFA Separate Account I.

For the one, three, five and ten year periods ending December 31, 2012, and the period from January 23, 1984 to December 31, 2012 respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 7.20%, 6.90%, -1.08%, 5.42% and 7.52%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 6.66%, 5.61%, -2.19% and 4.79%, respectively, for NYLIAC MFA Separate Account II.

Other Performance Data

NYLIAC may from time to time also calculate average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge will not be reflected.

Using the non-standard format, for the one, three, five and ten year periods ending December 31, 2012, and the period from January 23, 1984 to December 31, 2012, respectively, the average annual total returns for the single premium policies for the MainStay VP Bond-Initial Class Investment Division were 3.36%, 5.25%, 4.92%, 3.99% and 6.34%, respectively, for NYLIAC MFA Separate Account I, and 3.36%, 5.25%, 4.92%, 3.99% and 6.36%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Bond-Initial Class Investment Division were 2.84%, 4.73%, 4.39%, 3.47% and 5.82%, respectively, for NYLIAC MFA Separate Account I, and 2.84%, 4.73%, 4.39%, 3.47% and 5.82%, respectively, for NYLIAC MFA Separate Account II.

For the one, three, five and ten year periods ending December 31, 2012, and the period from January 23, 1984 to December 31, 2012, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 15.26%, 8.74%, -0.48%, 5.42% and 7.54%, respectively, for NYLIAC MFA Separate Account I. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 14.69%, 8.20%, -0.97%, 4.89% and 7.00%, respectively, for NYLIAC MFA Separate Account I.

For the one, three, five and ten year periods ending December 31, 2012, and the period from January 23, 1984 to December 31, 2012, respectively, the average annual total returns for the single premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 15.26%, 8.74%, -0.48%, 5.42% and 7.52%, respectively, for NYLIAC MFA Separate Account II. For the same periods, the average annual total returns for flexible premium policies for the MainStay VP Common Stock-Initial Class Investment Division were 14.69%, 8.20%, -0.97%, 4.89% and 6.98%, respectively, for NYLIAC MFA Separate Account II

NYLIAC may from time to time also calculate cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will not be reflected.

CTR = ERV/P–1

Where:	CTR = the cumulative total return net of an Investment Division recurring charges for the period

5

ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten- year period, at the end of the one, three, five or ten-year period (or fractional portion thereof)

P = a hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also disclosed.

MAINSTAY VP FUNDS TRUST

The MainStay VP Funds Trust is registered with the Securities and Exchange Commission as a diversified open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund.

The Fund currently issues its shares only to separate accounts of NYLIAC. Shares are sold and redeemed at the net asset value of the respective Portfolio of the Fund.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 17 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

7

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning in 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. It is important that your confirmation and Quarterly Statements be reviewed immediately to ensure that there are no errors. In order to correct an error, you must call it to Our attention within 15 days of the date of the statement.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, We reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2012 and 2011, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012

8

included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2012 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the financial statements have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

9

NYLIAC MFA FACILITATOR Separate Account-I

NYLIAC MFA FACILITATOR Separate Account-II

Financial Statements

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NYLIAC MFA Separate Account-I Tax-Qualified Policies

Statement of Assets and Liabilities

As of December 31, 2012

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

ASSETS:
Investments in the Mainstay VP Funds Trust at net asset value	$18,421,841	$53,442,835	$6,815,497	$19,408,152	$709,529	$1,074,553
Dividends due and accrued	—	—	—	—	7	10
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(4,911)	—	(505)	—	(12)
Net receivable from (payable to) the Fund for shares sold or purchased	—	4,911	—	505	(7)	2

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,855	5,383	699	1,990	48	73
Administrative charges	—	2,153	—	796	—	29

Total net assets	$18,419,986	$53,435,299	$6,814,798	$19,405,366	$709,481	$1,074,451

Total shares outstanding	1,001,158	2,904,685	461,154	1,313,239	709,538	1,074,580

Net asset value per share (NAV)	$18.40	$18.40	$14.78	$14.78	$1.00	$1.00

Total units outstanding	229,292	769,223	112,014	368,760	29,647	51,915

Variable accumulation unit value	$80.32	$69.48	$60.84	$52.63	$23.94	$20.71

Identified cost of investment	$17,939,636	$54,315,953	$6,338,478	$18,012,353	$709,533	$1,074,574

Statement of Operations For the year ended December 31, 2012
	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

INVESTMENT INCOME (LOSS):
Dividend income	$304,931	$875,127	$168,914	$488,127	$80	$120
Mortality and expense risk charges	(238,640)	(683,721)	(89,828)	(256,953)	(9,999)	(15,007)
Administrative charges	—	(286,357)	—	(108,502)	—	(6,795)

Net investment income (loss)	66,291	(94,951)	79,086	122,672	(9,919)	(21,682)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,434,083	8,182,375	1,081,615	2,547,318	125,555	262,623
Cost of investments sold	(4,768,712)	(12,211,818)	(982,655)	(2,155,032)	(125,555)	(262,626)

Net realized gain (loss) on investments	(1,334,629)	(4,029,443)	98,960	392,286	—	(3)
Realized gain distribution received	—	—	233,732	675,437	—	—
Change in unrealized appreciation (depreciation) on investments	3,991,768	11,586,828	(173,434)	(615,279)	—	3

Net gain (loss) on investments	2,657,139	7,557,385	159,258	452,444	—	—

Net increase (decrease) in net assets resulting from operations	$2,723,430	$7,462,434	$238,344	$575,116	$(9,919)	$(21,682)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2012

and December 31, 2011

	Common Stock Investment Divisions
	Single Premium Policies		Flexible Premium Policies
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$66,291	$48,217	$(94,951)	$(148,966)
Net realized gain (loss) on investments	(1,334,629)	(1,698,190)	(4,029,443)	(5,100,098)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,991,768	1,776,596	11,586,828	5,207,031

Net increase (decrease) in net assets resulting from operations	2,723,430	126,623	7,462,434	(42,033)

Contributions and (Withdrawals):
Payments received from policyowners	525	16,267	141,926	221,976
Policyowners’ surrenders	(1,977,493)	(1,855,516)	(4,590,913)	(4,533,378)
Policyowners’ annuity and death benefits	(170,830)	(215,792)	(394,632)	(273,316)
Net transfers from (to) Fixed Account	(1,010,307)	(673,080)	(2,181,234)	(1,741,357)
Transfers between Investment Divisions	27,465	17,585	45,840	44,351

Net contributions and (withdrawals)	(3,130,640)	(2,710,536)	(6,979,013)	(6,281,724)

Increase (decrease) in net assets	(407,210)	(2,583,913)	483,421	(6,323,757)
NET ASSETS:
Beginning of year	18,827,196	21,411,109	52,951,878	59,275,635

End of year	$18,419,986	$18,827,196	$53,435,299	$52,951,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-I Tax-Qualified Policies

Bond Investment Divisions				Money Market Investment Divisions
Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
2012	2011	2012	2011	2012	2011	2012	2011

$79,086	$146,440	$122,672	$295,768	$(9,919)	$(10,995)	$(21,682)	$(25,358)
98,960	141,862	392,286	452,548	—	(1)	(3)	(5)
233,732	113,096	675,437	311,337	—	—	—	—
(173,434)	43,224	(615,279)	63,350	—	18	3	36

238,344	444,622	575,116	1,123,003	(9,919)	(10,978)	(21,682)	(25,327)

2,999	27,953	72,160	93,516	3,001	11,773	4,819	4,971
(628,108)	(816,976)	(1,658,980)	(1,703,570)	(29,743)	(41,686)	(72,740)	(191,962)
(78,359)	(50,390)	(119,216)	(155,921)	(2)	—	(44,390)	(7,231)
(247,056)	(213,462)	(445,888)	(394,811)	(83,788)	(54,046)	(101,612)	(174,042)
(27,465)	72,947	25,106	(110,377)	—	104	(21,775)	66,289

(977,989)	(979,928)	(2,126,818)	(2,271,163)	(110,532)	(83,855)	(235,698)	(301,975)

(739,645)	(535,306)	(1,551,702)	(1,148,160)	(120,451)	(94,833)	(257,380)	(327,302)

7,554,443	8,089,749	20,957,068	22,105,228	829,932	924,765	1,331,831	1,659,133

$6,814,798	$7,554,443	$19,405,366	$20,957,068	$709,481	$829,932	$1,074,451	$1,331,831

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

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NYLIAC MFA Separate Account-II Non-Qualified Policies

Statement of Assets and Liabilities

As of December 31, 2012

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

ASSETS:
Investments in the Mainstay VP Funds Trust at net asset value	$24,853,574	$6,455,934	$11,309,266	$2,590,248	$695,572	$131,839
Dividends due and accrued	—	—	—	—	6	1
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(1,232)	(37)	(39)	(63)	(29,934)	—
Net receivable from (payable to) the Fund for shares sold or purchased	1,232	37	39	63	29,928	(1)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2,504	650	1,160	266	55	9
Administrative charges	—	260	—	106	—	4

Total net assets	$24,851,070	$6,455,024	$11,308,106	$2,589,876	$695,517	$131,826

Total shares outstanding	1,350,766	350,858	765,216	175,267	725,518	131,841

Net asset value per share (NAV)	$18.40	$18.40	$14.78	$14.78	$1.00	$1.00

Total units outstanding	309,428	92,912	185,177	49,137	30,318	6,372

Variable accumulation unit value	$80.32	$69.48	$61.07	$52.71	$23.94	$20.71

Identified Cost of Investment	$23,509,408	$6,345,203	$10,581,673	$2,417,210	$725,508	$131,839

Statement of Operations For the year ended December 31, 2012
	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

INVESTMENT INCOME (LOSS):
Dividend income	$404,220	$104,416	$281,257	$63,040	$80	$14
Mortality and expense risk charges	(311,288)	(80,367)	(149,869)	(33,674)	(10,029)	(1,711)
Administrative charges	—	(37,539)	—	(16,882)	—	(927)

Net investment income (loss)	92,932	(13,490)	131,388	12,484	(9,949)	(2,624)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,832,212	711,938	1,854,482	269,913	237,942	14,252
Cost of investments sold	(3,925,722)	(694,288)	(1,684,292)	(233,340)	(237,945)	(14,253)

Net realized gain (loss) on investments	(1,093,510)	17,650	170,190	36,573	(3)	(1)
Realized gain distribution received	—	—	389,184	87,231	—	—
Change in unrealized appreciation (depreciation) on investments	4,504,007	864,756	(292,424)	(63,771)	2	1

Net gain (loss) on investments	3,410,497	882,406	266,950	60,033	(1)	—

Net increase (decrease) in net assets resulting from operations	$3,503,429	$868,916	$398,338	$72,517	$(9,950)	$(2,624)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2012

and December 31, 2011

	Common Stock Investment Divisions
	Single Premium Policies		Flexible Premium Policies
	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$92,932	$49,260	$(13,490)	$(17,253)
Net realized gain (loss) on investments	(1,093,510)	(2,399,002)	17,650	(405,557)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	4,504,007	2,468,293	864,756	427,975

Net increase (decrease) in net assets resulting from operations	3,503,429	118,551	868,916	5,165

Contributions and (Withdrawals):
Payments received from policyowners	18,011	—	29,415	35,212
Policyowners’ surrenders	(1,153,868)	(2,266,398)	(224,407)	(473,283)
Policyowners’ annuity and death benefits	(448,997)	(609,712)	(69,219)	(135,638)
Net transfers from (to) Fixed Account	(713,027)	(1,068,839)	(251,219)	(129,797)
Transfers between Investment Divisions	63,054	(259,549)	(48,314)	23,568

Net contributions and (withdrawals)	(2,234,827)	(4,204,498)	(563,744)	(679,938)

Increase (decrease) in net assets	1,268,602	(4,085,947)	305,172	(674,773)
NET ASSETS:
Beginning of year	23,582,468	27,668,415	6,149,852	6,824,625

End of year	$24,851,070	$23,582,468	$6,455,024	$6,149,852

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-II Non-Qualified Policies

Bond Investment Divisions				Money Market Investment Divisions
Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
2012	2011	2012	2011	2012	2011	2012	2011

$131,388	$239,122	$12,484	$38,084	$(9,949)	$(11,211)	$(2,624)	$(2,880)
170,190	264,579	36,573	46,956	(3)	(5)	(1)	(5)
389,184	186,677	87,231	39,612	—	—	—	—
(292,424)	57,166	(63,771)	16,986	2	22	1	8

398,338	747,544	72,517	141,638	(9,950)	(11,194)	(2,624)	(2,877)

2,497	1,500	20,688	16,686	12,500	—	143	28
(390,032)	(858,874)	(110,620)	(61,951)	(8,646)	(164,652)	(796)	(14,182)
(758,067)	(902,693)	(74,246)	(94,463)	(42,495)	(15,015)	—	(2,930)
(333,851)	(468,624)	(28,894)	(77,674)	(45,244)	(8,648)	(10,516)	(10)
63,930	(44,536)	(680)	(13,738)	(126,950)	213,449	(191)	(9,830)

(1,415,523)	(2,273,227)	(193,752)	(231,140)	(210,835)	25,134	(11,360)	(26,924)

(1,017,185)	(1,525,683)	(121,235)	(89,502)	(220,785)	13,940	(13,984)	(29,801)

12,325,291	13,850,974	2,711,111	2,800,613	916,302	902,362	145,810	175,611

$11,308,106	$12,325,291	$2,589,876	$2,711,111	$695,517	$916,302	$131,826	$145,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

N

YLIAC MFA Separate Account-I (“Separate Account-I”) and NYLIAC MFA Separate Account-II (“Separate Account-II”) were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies (“Separate Account-I”) and Non-Qualified Multi-Funded Retirement Annuity Policies (“Separate Account-II”) issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II are invested exclusively in shares of eligible portfolios of the MainStay VP Funds Trust, a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Madison Square Investors LLC (“Madison Square Investors”), to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust. New York Life Investments and Madison Square Investors are indirect, wholly-owned subsidiaries of NYLIC.

There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

Security Valuation—The investment in the MainStay VP Funds Trust is valued at the net asset value (“NAV”) of shares of the respective fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.

Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Funds for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

As of January 25, 2013, Madison Square Investors changed its name to Cornerstone Capital Management Holdings LLC. As a result, all references in the prospectuses to Madison Square Investors as a subadvisor are hereby deleted and replaced with Cornerstone Capital Management Holdings LLC.

NOTE 2—Purchases and Sales (in 000’s):

T

he cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

	Purchases	Sales

Separate Account-I (Tax-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	$371	$3,434
Flexible Premium Policies	1,108	8,182

Bond Investment Divisions
Single Premium Policies	417	1,082
Flexible Premium Policies	1,228	2,547

Money Market Investment Divisions
Single Premium Policies	5	126
Flexible Premium Policies	5	263

	$3,134	$15,634

Separate Account-II (Non-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	$703	$2,832
Flexible Premium Policies	136	712

Bond Investment Divisions
Single Premium Policies	976	1,854
Flexible Premium Policies	176	270

Money Market Investment Divisions
Single Premium Policies	47	238
Flexible Premium Policies	—	14

Total	$2,038	$5,920

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

YLIAC deducts an annual policy service charge for Flexible Premium policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy’s accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy’s accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying Statements of Changes in Net Assets.

NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year, with a maximum cumulative total of $8,000 per policy year. Additional premiums will not be accepted into a policy once the annuitant has reached the later of age 65 or 10 years from the date the policy was issued. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. For Flexible Premium policies, the maximum allowable dollar amount for additional premium payments per policy year is $7,500 or twice the policy’s annualized initial premium. Additional premiums will not be accepted into a policy once the annuitant has reached the later of age 65 or 10 years from the date the policy was issued. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying Statements of Changes in Net Assets. Surrender charges are paid to NYLIAC.

Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying Statement of Operations.

NYLIAC MFA Separate Account-I and Separate Account-II policyowners may pay certain portfolio company (“Funds”) operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or MFA Separate Account-I and Separate Account-II. Management Fees (which may include administration and/or advisory fees) range from 0.43% to 0.55% and other expenses range from 0.04% to 0.05%. These ranges are shown as a percentage of average net assets as of December 31, 2011, and approximate the ranges as of December 31, 2012.

NOTE 4—Distribution of Net Income:

S

eparate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC MFA Separate Accounts-I and -II Tax-Qualified and Non-Qualified Policies

NOTE 5—Changes in Unit Outstanding (in 000’s):

T

he changes in units outstanding for the years ended December 31, 2012 and 2011 were as follows:

	2012			2011
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Separate Account-I (Tax-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	1	(42)	(41)	2	(40)	(38)
Flexible Premium Policies	3	(109)	(106)	3	(105)	(102)

Bond Investment Divisions
Single Premium Policies	2	(17)	(15)	1	(19)	(18)
Flexible Premium Policies	2	(42)	(40)	1	(47)	(46)

Money Market Investment Divisions
Single Premium Policies	1	(5)	(4)	1	(4)	(3)
Flexible Premium Policies	1	(12)	(11)	4	(18)	(14)

Separate Account-II (Non-Qualified Policies)
Common Stock Investment Divisions
Single Premium Policies	4	(33)	(29)	3	(63)	(60)
Flexible Premium Policies	1	(9)	(8)	2	(13)	(11)

Bond Investment Divisions
Single Premium Policies	5	(28)	(23)	2	(42)	(40)
Flexible Premium Policies	1	(6)	(5)	1	(5)	(4)

Money Market Investment Divisions
Single Premium Policies	1	(9)	(8)	9	(8)	1
Flexible Premium Policies	—	(2)	(2)	5	(6)	(1)

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

T

he following table presents financial highlights for each Investment Division as of December 31, 2012, 2011, 2010, 2009 and 2008:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value	Total Return[1]	Investment Income Ratio[2]

Separate Account-I (Tax-Qualified Policies)
Common Stock Investment Divisions	2012	$18,420	229	$80.32	15.3%	1.6%
Single Premium Policies	2011	18,827	270	69.69	0.3%	1.5%
	2010	21,411	308	69.47	11.2%	1.6%
	2009	21,898	350	62.47	20.9%	2.1%
	2008	20,585	398	51.68	(37.2%)	1.4%
Common Stock Investment Divisions	2012	$53,435	769	$69.48	14.7%	1.6%
Flexible Premium Policies	2011	52,952	875	60.58	(0.2%)	1.5%
	2010	59,276	977	60.70	10.7%	1.6%
	2009	60,615	1,105	54.85	20.3%	2.1%
	2008	55,603	1,219	45.61	(37.5%)	1.5%
Bond Investment Divisions	2012	$6,815	112	$60.84	3.4%	2.3%
Single Premium Policies	2011	7,554	127	58.87	5.9%	3.1%
	2010	8,090	145	55.58	6.5%	3.0%
	2009	8,575	164	52.18	6.4%	4.5%
	2008	9,335	191	49.03	2.4%	4.2%
Bond Investment Divisions	2012	$19,405	369	$52.63	2.8%	2.4%
Flexible Premium Policies	2011	20,957	409	51.17	5.4%	3.1%
	2010	22,105	455	48.56	6.0%	3.0%
	2009	22,550	492	45.82	5.9%	4.6%
	2008	23,099	534	43.27	1.9%	4.1%
Money Market Investment Divisions	2012	$709	30	$23.94	(1.2%)	0.0%
Single Premium Policies	2011	830	34	24.24	(1.2%)	0.0%
	2010	925	37	24.55	(1.3%)	0.0%
	2009	1,097	44	24.86	(1.2%)	0.0%
	2008	1,288	51	25.15	0.9%	2.2%
Money Market Investment Divisions	2012	$1,074	52	$20.71	(1.7%)	0.0%
Flexible Premium Policies	2011	1,332	63	21.07	(1.7%)	0.0%
	2010	1,659	77	21.45	(1.8%)	0.0%
	2009	2,003	92	21.83	(1.7%)	0.0%
	2008	2,303	104	22.20	0.4%	2.2%

Separate Account-II (Non-Qualified Policies)
Common Stock Investment Divisions	2012	$24,851	309	$80.32	15.3%	1.6%
Single Premium Policies	2011	23,582	338	69.69	0.3%	1.4%
	2010	27,668	398	69.47	11.2%	1.5%
	2009	29,926	480	62.47	20.9%	2.1%
	2008	28,412	550	51.68	(37.2%)	1.5%
Common Stock Investment Divisions	2012	$6,455	93	$69.48	14.7%	1.6%
Flexible Premium Policies	2011	6,150	101	60.58	(0.2%)	1.5%
	2010	6,825	112	60.70	10.7%	1.6%
	2009	6,864	125	54.85	20.3%	2.1%
	2008	6,098	134	45.61	(37.5%)	1.5%
Bond Investment Divisions	2012	$11,308	185	$61.07	3.4%	2.3%
Single Premium Policies	2011	12,325	208	59.09	5.9%	3.1%
	2010	13,851	248	55.79	6.5%	3.0%
	2009	15,525	297	52.38	6.4%	4.5%
	2008	16,562	337	49.21	2.4%	4.2%

NYLIAC MFA Separate Account-I and -II

Tax-Qualified and Non-Qualified Policies

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value	Total Return[1]	Investment Income Ratio[2]

Bond Investment Divisions	2012	$2,590	49	$52.71	2.8%	2.3%
Flexible Premium Policies	2011	2,711	54	51.25	5.4%	3.2%
	2010	2,801	58	48.63	6.0%	3.0%
	2009	2,857	62	45.89	5.9%	4.6%
	2008	2,858	66	43.33	1.9%	4.3%
Money Market Investment Divisions	2012	$696	30	$23.94	(1.2%)	0.0%
Single Premium Policies	2011	916	38	24.24	(1.2%)	0.0%
	2010	902	37	24.55	(1.3%)	0.0%
	2009	1,202	48	24.86	(1.2%)	0.0%
	2008	1,461	58	25.16	0.9%	2.2%
Money Market Investment Divisions	2012	$132	6	$20.71	(1.7%)	0.0%
Flexible Premium Policies	2011	146	8	21.07	(1.7%)	0.0%
	2010	176	9	21.45	(1.8%)	0.0%
	2009	299	14	21.83	(1.7%)	0.0%
	2008	351	16	22.20	0.4%	2.1%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 1.25%–1.75%, excluding expenses of the underlying Funds, surrender charges, and policy service charges.

[1]

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]

These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net asset value. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the MFA Separate Accounts-I and -II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II as of December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying funds’ transfer agents at December 31, 2012, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

March 8, 2013

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS

(GAAP Basis)

December 31, 2012 and 2011

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

	December 31,
	2012	2011
	(in millions)
ASSETS
Fixed maturities, at fair value
Available-for-sale (includes securities pledged as collateral that can be sold or repledged of $451 in 2012 and $452 in 2011)	$72,188	$69,692
Trading securities	126	147
Equity securities, at fair value
Available-for-sale	130	177
Trading securities	79	2
Mortgage loans, net of allowances	8,488	7,152
Policy loans	872	848
Securities purchased under agreements to resell	59	90
Investments in affiliates	2,522	1,637
Other investments	1,225	1,230

Total investments	85,689	80,975
Cash and cash equivalents	633	520
Deferred policy acquisition costs	2,027	2,313
Interest in annuity contracts	5,978	5,720
Amounts recoverable from reinsurer
Affiliated	7,675	7,345
Unaffiliated	300	278
Other assets	1,317	1,233
Separate account assets	21,638	18,955

Total assets	$125,257	$117,339

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholders’ account balances	$63,733	$63,049
Future policy benefits	11,579	9,352
Policy claims	270	282
Obligations under structured settlement agreements	5,978	5,720
Amounts payable to reinsurer
Affiliated	6,626	6,389
Unaffiliated	47	41
Other liabilities	3,291	2,986
Separate account liabilities	21,638	18,955

Total liabilities	113,162	106,774

Stockholder’s Equity
Capital stock — par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	3,024	2,106
Retained earnings	5,118	4,506

Total stockholder’s equity	12,095	10,565

Total liabilities and stockholder’s equity	$125,257	$117,339

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Revenues
Premiums	$2,816	$2,427	$1,892
Fees-universal life and annuity policies	885	838	731
Net investment income	3,611	3,597	3,567
Net investment gains (losses)
Total other-than-temporary impairments on fixed maturities	(63)	(122)	(172)
Total other-than-temporary impairments on fixed maturities recognized in accumulated other comprehensive income	18	14	57
All other net investment gains	75	93	124

Total net investment gains (losses)	30	(15)	9
Net revenue from reinsurance	85	82	218
Other income	68	55	47

Total revenues	7,495	6,984	6,464

Expenses
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Increase in liabilities for future policy benefits	2,199	1,983	1,516
Policyholder benefits	973	867	674
Operating expenses	1,416	1,307	1,269

Total expenses	6,643	6,572	5,676

Income before income taxes	852	412	788
Income tax expense	240	88	183

Net income	$612	$324	$605

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Net income	$612	$324	$605

Other comprehensive income, net of tax
Net unrealized investment gains
Net unrealized investment gains arising during the period	1,004	1,091	1,039
Less: reclassification adjustment for net unrealized investment gains included in net income	(86)	(85)	(65)

Net unrealized investment gains, net	918	1,006	974

Total other comprehensive income, net of tax	918	1,006	974

Comprehensive income	$1,530	$1,330	$1,579

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

Years Ended December 31, 2012, 2011 and 2010

(in millions)

			Accumulated Other Comprehensive Income (Loss)
	Capital Stock	Additional Paid In Capital	Net Unrealized Investment Gains	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2009	$25	$3,628	$183	$(72)	$4,056	$7,820
Cumulative effect of change in accounting principle, net tax	–	–	15	–	(479)	(464)

Balance at January 1, 2010, as adjusted	$25	$3,628	$198	$(72)	$3,577	$7,356
Net income					605	605
Other comprehensive income, net of tax			960	14		974

Balance at December 31, 2010	$25	$3,628	$1,158	$(58)	$4,182	$8,935
Net income					324	324
Other comprehensive income, net of tax			1,003	3		1,006
Capital Contribution		300				300

Balance at December 31, 2011	$25	$3,928	$2,161	$(55)	$4,506	$10,565
Net income					612	612
Other comprehensive income, net of tax			872	46		918

Balance at December 31, 2012	$25	$3,928	$3,033	$(9)	$5,118	$12,095

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended December 31,
	2012	2011	2010
	(in millions)
Cash Flows from Operating Activities:
Net income	$612	$324	$605
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	(8)	11	(8)
Net capitalization of deferred policy acquisition costs	127	10	(61)
Universal life and annuity fees	(677)	(623)	(570)
Interest credited to policyholders’ account balances	2,055	2,415	2,217
Capitalized interest and dividends reinvested	(192)	(153)	(92)
Net investment (gains) losses	(30)	15	(9)
Equity in earnings of limited partnerships	23	6	(22)
Deferred income taxes	61	(160)	47
Net revenue from intercompany reinsurance	(1)	(1)	(1)
Net change in unearned revenue liability	32	25	36
Changes in:
Other assets and other liabilities	25	200	(225)
Reinsurance payables	(10)	(1)	(52)
Policy claims	(12)	51	(6)
Future policy benefits	2,265	1,985	1,525

Net cash provided by operating activities	4,270	4,104	3,384

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,752	5,233	9,135
Maturity and repayment of available-for-sale fixed maturities	8,683	8,256	7,103
Sale of equity securities	128	120	40
Repayment of mortgage loans	816	657	996
Sale of other investments	1,969	3,083	3,615
Sale of trading securities	39	1	12
Maturity and repayment of trading securities	31	34	10
Cost of:
Available-for-sale fixed maturities acquired	(13,407)	(16,062)	(21,387)
Equity securities acquired	(58)	(282)	(11)
Mortgage loans acquired	(2,149)	(2,010)	(1,055)
Acquisition of other investments	(3,005)	(3,873)	(3,854)
Acquisition of trading securities	(112)	(86)	(73)
Securities purchased under agreements to resell	31	56	26
Cash collateral (paid) received on derivatives	–	(10)	–
Policy loans (net)	(32)	(27)	(18)

Net cash used in investing activities	(3,314)	(4,910)	(5,461)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	4,763	6,187	7,756
Withdrawals	(4,370)	(4,817)	(4,467)
Net transfers to the separate accounts	(1,145)	(806)	(567)
Securities sold under agreements to repurchase (net)	(38)	(68)	(353)
Net paydowns from debt	(2)	(11)	(52)
Change in book and bank overdrafts	33	(12)	17
Cash collateral (paid) received on derivatives	(82)	(30)	14
Capital contribution from parent	–	123	–

Net cash provided by financing activities	(841)	566	2,348

Effect of exchange rate changes on cash and cash equivalents	(2)	(1)	3

Net increase (decrease) in cash and cash equivalents	113	(241)	274
Cash and cash equivalents, beginning of year	520	761	487

Cash and cash equivalents, end of year	$633	$520	$761

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(GAAP BASIS)

DECEMBER 31, 2012, 2011 AND 2010

NOTE 1 — NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s agency force with certain products also marketed through independent brokers and brokerage general agents.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been eliminated in consolidation.

Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or equity as previously reported. Refer to Note 16 — Supplemental Cash Flow Information for further discussion.

The Delaware State Insurance Department (“the Department”) recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 — Statutory Financial Information) for further discussion.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 — Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Operations. Unrealized gains and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

losses on available-for-sale securities are reported in net unrealized investment gains in accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition) the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities are adjusted for impairments in value deemed to be other-than-temporary, and a realized loss is recognized in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration of time that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security’s cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI is recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in other comprehensive income (loss) (“OCI”). The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency residential mortgage-backed security (“RMBS”) portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and losses in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the previous forecasts. Both qualitative and quantitative factors are used in creating the Company’s non-agency RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 — Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Statement of Financial Position. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other than temporary include: i) whether the decline is substantial; ii) the duration that the fair value has been less than cost; and iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in net investment gains (losses) in the accompanying Consolidated Statement of Operations. The new cost basis is not adjusted for subsequent increases in estimated fair value.

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on geographic locations and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy’s cash surrender value.

Investment in Affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). For further discussion refer to Note 4 — Investments.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method, which for limited partnerships results in unrealized gains and losses from underlying investments being recorded in net investment income in the accompanying Consolidated Statement of Operations. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Statement of Financial Position.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans.

Net investment gains or losses on sales are generally computed using the specific identification method.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Derivative Financial Instruments

Derivatives are recorded at fair value either as assets, within “Other investments” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) it is probable that the forecasted transaction will not occur, or (iv) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting.

The Company receives collateral on derivatives with positive fair values, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position, to mitigate its risk of loss from counterparty default. The Company also posts collateral for derivatives that are in a net liability position, which is included in other assets in the accompanying Consolidated Statement of Financial Position (refer to Note 14 — Derivative Financial Instruments and Risk Management).

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

To the extent the derivative is highly effective in offsetting the variability of hedged cash flows; changes in fair value are recorded in OCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

portion of deferred gains or losses on the derivative instrument are reclassified and reported in the Consolidated Statement of Operations line item associated with the hedged item’s cash flows, either net investment gains (losses) or net investment income. Any amount of ineffectiveness of the derivative is immediately included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the Statement of Financial Position at fair value and changes in their fair value are recorded currently in earnings. In certain instances, the Company may elect to carry the entire contract on the Statement of Financial Position at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows refer to Note 12 — Derivative Financial Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s primary beneficiary, it is required to consolidate the VIE.

The Company is the primary beneficiary of a VIE if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance is deferred indefinitely for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain securities are loaned to third parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then the initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Cash collateral received is invested in short-term investments with an offsetting collateral liability included in “other liabilities” in the accompanying Consolidated Statement of Financial Position. The Company receives initial collateral equal to at least 95% of the fair value of the securities to be repurchased. The fair value of the securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The Company enters into agreements to purchase and resell securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company’s policy to generally take possession or control of the securities purchased under these agreements. However, for tri-party repurchase agreements, the Company’s designated custodian takes possession of the underlying collateral securities. Securities purchased under agreements to resell are reflected separately in the accompanying Consolidated Statement of Financial Position. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Deferred Policy Acquisition Costs

The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that are directly related to successful contract acquisition have been deferred and recorded as an asset in the accompanying Consolidated Statement of Financial Position. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses associated with successfully negotiated contracts. Refer to Note 3 Adoption of New Accounting Pronouncements for discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which acquisition costs qualify for deferral.

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year’s amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in other assets in the accompanying Consolidated Statement of Financial Position.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (refer to Note 6 —  Policyholders’ Liabilities).

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed in Note 6 — Policyholders’ Liabilities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment liability include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Statement of Financial Position. Refer to Note 15 – Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (“SEC”) and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 6 — Policyholders’ Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 6 — Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

surrender charges, and are included as fee income in the accompanying Consolidated Statement of Operations. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 10 — Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Operations.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized upon settlement. Unrecognized tax benefits are included within other liabilities in the accompanying Consolidated Statement of Financial Position and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense in the accompanying Consolidated Statement of Operations.

Fair Value Measurements

For fair values of various assets and liabilities refer to Note 15 — Fair Value Measurements.

Business Risks and Uncertainties

In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability companies, preferred and common stocks and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the relative incidence of death in a given time or place), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s results of operations or financial condition.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant increases in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. As a result, its results of operations and financial condition could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

The Risk-Based Capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

New York Life’s career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insured. In certain of the Company’s markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

NOTE 3 — RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of OCI as part of the consolidated statement of equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of OCI either in a single continuous statement of comprehensive

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in OCI or when an item of OCI must be reclassified to net income. The Company opted to present net income and other comprehensive income in two separate consecutive statements. The Company adopted this guidance effective January 1, 2012. This guidance impacted the financial statement presentation but did not have an impact on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB deferred the effective date for amendments to the presentation of reclassifications of items out of AOCI. The deferral is effective January 1, 2012 and as a result the Company will not be required to comply with the new reclassification presentation requirements.

In May 2011, the FASB issued updated guidance on the fair value measurements and related disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 15 — Fair Value Measurements. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute TDRs. This guidance is intended to assist creditors in their evaluation of whether conditions exist that constitute a TDR. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s retroactive adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company adopted this guidance effective January 1, 2012. The adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a DAC asset only those advertising costs meeting the capitalization criteria for direct-response advertising. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows. Effective January 1, 2012, the Company adopted this guidance retrospectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present amounts as previously reported in 2011, the effect on those amounts of the change due to the retrospective adoption of the amended DAC guidance as described above. The adjusted amounts that are reflected in the accompanying Consolidated Financial Statements, are included herein.

Consolidated Statement of Financial Position:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Deferred policy acquisition costs	$2,873	$(560)	$2,313
Total Assets	117,899	(560)	117,339
Other liabilities	3,182	(196)	2,986
Total liabilities	106,970	(196)	106,774

Accumulated other comprehensive income	1,904	202	2,106
Retained earnings	5,072	(566)	4,506
Total equity	10,929	(364)	10,565
Total Liabilities and Equity	$117,899	$(560)	$117,339

Consolidated Statement of Comprehensive income:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,984	$–	$6,984
Increase in liabilities for future policy benefits	1,953	30	1,983
Operating expenses	1,274	33	1,307
Total Expenses	6,509	63	6,572

Income before income taxes	475	(63)	412
Income tax expense	110	(22)	88
Net income	$365	$(41)	$324

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Total Revenues	$6,464	$–	$6,464
Increase in liabilities for future policy benefits	1,467	49	1,516
Operating expenses	1,247	22	1,269
Total Expenses	5,605	71	5,676

Income before income taxes	859	(71)	788
Income tax expense	208	(25)	183
Net income	$651	$(46)	$605

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Cash Flows:
	2011
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$365	$(41)	$324
Changes in:
Deferred policy acquisition costs	(23)	33	10
Deferred income taxes	(138)	(22)	(160)
Future policy benefits	1,955	30	1,985
Net cash provided by operating activities*	$4,104	$–	$4,104

	2010
	As Previously Reported	Effect of Change	As Currently Reported
Cash Flows from Operating Activities:
Net income	$651	$(46)	$605
Changes in:
Deferred policy acquisition costs	(83)	22	(61)
Deferred income taxes	72	(25)	47
Future policy benefits	1,476	49	1,525
Net cash provided by operating activities*	$3,384	$–	$3,384

*	Restated for prior year reclassifications.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures were effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company elected to early adopt this guidance and provided the disclosures required by this guidance in Note 4 — Investments. The disclosures regarding activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to TDRs. The deferred disclosures, which were retrospectively adopted effective January 1, 2011, did not have a material effect on the Company’s financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance, effective January 1, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are provided in Note 15 — Fair Value Measurements.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the power to direct the activities that significantly impact the entities economic performance and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance was effective for interim and annual reporting periods beginning after November 15, 2009.

In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE”). The Company’s adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued updated guidance to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendments require an entity to present either on the face of the financial statements or as a separate disclosure in the notes, the effect of significant reclassifications out of accumulated other comprehensive income if the amount being reclassified is required under U.S. GAAP to be reclassified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, an entity is required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement presentation but not on the Company’s consolidated financial position or results of operations.

In January 2013, the FASB issued amendments to clarify that the scope of Disclosures about Offsetting Assets and Liabilities applies to derivatives accounted for in accordance with guidance on Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Company’s adoption of this guidance is expected to have an impact on the financial statement disclosures but not on the Company’s consolidated financial position or results of operations.

In December 2011, the FASB enhanced the disclosure requirements about financial instruments and derivative instruments that are either offset in accordance with existing guidance for right of setoff or subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the financial statements. The guidance is effective for annual reporting periods beginning on or after January 1, 2013. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company’s adoption of this guidance is expected to have an impact on the Company’s

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

financial statement disclosures, but no impact on the Company’s consolidated financial position or results of operations.

NOTE 4 — INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities as of December 31, 2012 and 2011, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2012		2011
Available-for-sale	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$3,086	$3,142	$2,524	$2,564
Due after one year through five years	14,159	15,273	15,009	15,880
Due after five years through ten years	14,916	16,550	14,019	15,218
Due after ten years	7,462	8,711	6,032	7,057
Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,373	16,933	15,625	17,173
Non-agency mortgage-backed securities	7,130	7,521	7,647	7,630
Non-agency asset-backed securities	3,970	4,058	4,136	4,167
Redeemable preferred securities	–	–	3	3

Total available-for-sale	$66,096	$72,188	$64,995	$69,692

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2012
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI[1]
U.S. Treasury	$857	$89	$1	$945	$ –
U.S. government corporations and agencies	1,558	221	1	1,778	–
U.S. agency mortgage-backed and asset-backed securities	15,373	1,577	17	16,933	–
Foreign governments	737	89	1	825	–
U.S. corporate	26,865	2,859	40	29,684	*
Foreign corporate	9,606	846	8	10,444	–
Non-agency residential mortgage-backed securities	2,580	82	91	2,571	(47)
Non-agency commercial mortgage-backed securities	4,550	407	7	4,950	–
Non-agency asset-backed securities[2]	3,970	113	25	4,058	(6)

Total available-for-sale	$66,096	$6,283	$191	$72,188	$(53)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Available-for-sale	Amortized Cost	Unrealized Gains	Unrealized Losses		Fair Value	OTTI in AOCI[1]
U.S. Treasury	$1,715	$120	$	*	$1,835	$–
U.S. government corporations and agencies	1,212	160		*	1,372	–
U.S. agency mortgage-backed and asset-backed securities	15,625	1,549		1	17,173	–
Foreign governments	818	92		3	907	–
U.S. corporate	25,547	2,338		76	27,809	–
Foreign corporate	8,292	559		55	8,796	–
Non-agency residential mortgage-backed securities	2,963	31		330	2,664	(140)
Non-agency commercial mortgage-backed securities	4,684	309		27	4,966	–
Non-agency asset-backed securities[2]	4,136	73		42	4,167	(8)
Redeemable preferred securities	3	–		–	3	–

Total available-for-sale	$64,995	$5,231		$534	$69,692	$(148)

*	Amounts less than $1 million

[1]

Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $22 million and $9 million for the years ended December 31, 2012 and 2011, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

[2]	Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2012 and 2011, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $372 million and $209 million, respectively.

The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Investments in fixed maturities that have been non-income producing for the last twelve months totaled less than $1 million at December 31, 2012 and 2011. These investments have been deemed other-than-temporarily impaired.

Equity Securities

At December 31, 2012 and 2011, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2012	$111	$21	$2	$130
2011	$171	$16	$10	$177

There were no investments in non-redeemable preferred stock that have been non-income producing for the last twelve months at December 31, 2012 and 2011, respectively.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

At December 31, 2012 and 2011, contractual commitments to extend credit under mortgage loan agreements amounted to $292 million and $164 million, respectively, at fixed and floating interest rates ranging from 2.74% to 6.11% in 2012, and from 3.75% to 6.14% in 2011. These commitments are diversified by property type and geographic region.

At December 31, 2012 and 2011, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Office buildings	$2,810	33.1%	$2,398	33.5%
Retail facilities	2,278	26.8	1,509	21.1
Apartment buildings	1,808	21.3	1,687	23.6
Industrial	1,310	15.5	1,144	16.0
Residential	241	2.8	372	5.3
Other	41	0.5	42	0.6

Total	$8,488	100.0%	$7,152	100.0%

Geographic Region:
South Atlantic	$2,552	30.1%	$2,022	28.3%
Central	1,926	22.7	1,662	23.2
Pacific	1,905	22.4	1,567	21.9
Middle Atlantic	1,745	20.6	1,570	22.0
New England	292	3.4	331	4.6
Other	68	0.8	–	–

Total	$8,488	100.0%	$7,152	100.0%

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. An analysis of the aging of the principal balances, excluding the allowance for credit losses that are past due is presented below. The table includes a breakdown of the mortgage loans that are ninety days past due and either are (1) still accruing interest or (2) on non-accrual status (in millions):

	2012
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,820	$2,820	$–	$–
Retail facilities	–	–	–	–	2,286	2,286	–	–
Apartment buildings	–	–	–	–	1,814	1,814	–	–
Industrial	–	–	–	–	1,315	1,315	–	–
Residential	–	–	7	7	240	247	–	7
Other	–	–	–	–	41	41	–	–

Total	$–	$–	$7	$7	$8,516	$8,523	$–	$7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	30-59 Days	60-89 Days	90 Days and Over	Total Past Due	Current	Total Mortgage Loans	Recorded Mortgage Loans > 90 Days Accruing	Non-accrual Mortgage Loans > 90 Days
Property Type:
Office buildings	$–	$–	$–	$–	$2,410	$2,410	$–	$–
Retail facilities	–	–	–	–	1,516	1,516	–	–
Apartment buildings	–	–	–	–	1,696	1,696	–	–
Industrial	–	–	–	–	1,152	1,152	–	–
Residential	–	–	9	9	370	379	–	9
Other	–	–	–	–	43	43	–	–

Total	$–	$–	$9	$9	$7,187	$7,196	$–	$9

As discussed in Note 2 — Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the years ended December 31, 2012 and 2011 are summarized below (in millions):

	2012
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$7	$37	$44
Provision for credit losses	–	–	–
Direct write-downs	–	(6)	(6)
Recoveries	(1)	(2)	(3)

Ending balance	$6	$29	$35

Ending balance:
Individually evaluated for impairment (specific)	$3	$–	$3
Collectively evaluated for impairment (general)	$3	$29	$32
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$5	$3	$8
Collectively evaluated for impairment (general)	$236	$8,244	$8,480

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
Allowance for credit losses:	Residential	Commercial	Total
Beginning balance	$8	$38	$46
Provision for credit losses	–	1	1
Direct write-downs	(1)	(1)	(2)
Recoveries	–	(1)	(1)

Ending balance	$7	$37	$44

Ending Balance:
Individually evaluated for impairment (specific)	$3	$6	$9
Collectively evaluated for impairment (general)	$4	$31	$35
Mortgage Loans:
Ending balance (recorded investment, net of allowance for credit losses):
Individually evaluated for impairment (specific)	$6	$27	$33
Collectively evaluated for impairment (general)	$366	$6,753	$7,119

For the year ended December 31, 2010, the provision for credit losses was $7 million and direct write-downs were $15 million.

The Company closely monitors mortgage loans with the potential for impairment by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. For residential mortgage loans, loans that are sixty or more days delinquent are monitored for potential impairment.

As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2012 and 2011, LTVs on the Company’s mortgage loans, net of allowance for credit losses, are as follows (in millions):

	2012
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$–	$–	$11	$3	$1	$–	$15
91% to 95%	–	–	12	32	1	–	45
81% to 90%	101	67	47	239	6	–	460
71% to 80%	279	234	375	205	24	19	1,136
below 70%	2,430	1,977	1,363	831	209	22	6,832

Total	$2,810	$2,278	$1,808	$1,310	$241	$41	$8,488

	2011
	Office Buildings	Retail Facilities	Apartment Buildings	Industrial	Residential	Other	Total
above 95%	$4	$–	$18	$12	$2	$–	$36
91% to 95%	–	–	24	49	2	–	75
81% to 90%	198	71	61	239	7	21	597
71% to 80%	314	262	415	201	30	–	1,222
below 70%	1,882	1,176	1,169	643	331	21	5,222

Total	$2,398	$1,509	$1,687	$1,144	$372	$42	$7,152

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Additional information on impaired mortgage loans is provided below (in millions):

	2012
	Recorded Investment	Unpaid Principal Balance	Related Allowance		Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$–	$–		$–	$–		$–
Apartment buildings	–	–		–	–		–
Residential	5	8		3	5		*
Industrial	3	3		–	7		*

Total	$8	$11		$3	$12	$	*

Commercial	$3	$3	$	*	$7	$	*

Residential	$5	$8		$3	$5	$	*

	2011
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
With related allowance:
Office buildings	$4	$5	$1	$5	$	*
Apartment buildings	11	12	1	13		1
Residential	6	9	3	6		*
Industrial	12	16	4	13		1

Total	$33	$42	$9	$37		$2

Commercial	$27	$33	$6	$31		$2

Residential	$6	$9	$3	$6	$	*

*	Amounts less than $1 million

At December 31, 2012 and 2011, the Company did not have any impaired loans without a related allowance.

The Company did not have any loan modifications in 2012 and 2011.

Investments in mortgage loans that have been non-income producing for the last twelve months totaled $4 million at December 31, 2012 and 2011.

Investments in Affiliates

	2012	2011
STIF	$938	$712
MCF Revolving Loan Agreement	1,584	925

Total investments in affiliates	$2,522	$1,637

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC (“NYL Investments”), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The MCF Revolving Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 — Related Party Transactions for further discussion.

Other Investments

The components of other investments as of December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Limited partnerships/Limited liability companies	$648	$563
Senior secured commercial loans	215	318
Derivatives	153	182
Real Estate	56	15
Short-term investments	30	91
Other invested assets	123	61

Total other investments	$1,225	$1,230

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $219 million and $331 million at December 31, 2012 and 2011, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve. The loss reserve was $4 million and $13 million for the years ended December 31, 2012 and 2011, respectively. Refer to Note 2 — Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $170 million and $185 million at December 31, 2012 and 2011, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2012 or 2011. There was no depreciation expense for the year ended December 31, 2012 or 2011. Depreciation expense was less than $1 million for the year ended December 31, 2010, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Operations.

Investments in Real Estate that have been non-income producing for the last twelve months totaled $5 million and $4 million at December 31, 2012 and 2011, respectively.

VIEs

Consolidated VIE

At December 31, 2012 and 2011, the Company included assets of $44 million and $45 million, respectively, in the accompanying Consolidated Statement of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE as of December 31, 2012 and 2011 (in millions).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

	2012	2011
Cash	$4	$4
Other investments*	40	41

Total assets	$44	$45

Other liabilities	5	5

Total liabilities	$5	$5

*	Included in Limited partnerships/Limited liability companies

Unconsolidated VIEs

In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as fixed maturities — available-for-sale and fixed maturities — trading. The maximum exposure to loss associated with these investments was $28,638 million and $29,117 million as of December 31, 2012 and 2011, respectively.

In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on its accompanying Consolidated Statement of Financial Position as “other investments” and its maximum exposure to loss associated with these entities was $648 million and $563 million as of December 31, 2012 and 2011, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 — Investments.

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2012 and 2011 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Statement of Financial Position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Refer to Note 13 — Commitments and Contingencies for additional discussions on assets pledged as collateral.

NOTE 5 — INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Fixed maturities	$3,141	$3,184	$3,171
Equity securities	8	8	1
Mortgage loans	422	368	352
Policy loans	59	59	56
Other investments	75	65	65

Gross investment income	3,705	3,684	3,645
Investment expenses	(94)	(87)	(78)

Net investment income	$3,611	$3,597	$3,567

For the years ended December 31, 2012, 2011 and 2010, net investment gains (losses) were as follows (in millions):

	2012	2011	2010
Fixed maturities
Total OTTI losses	$(63)	$(122)	$(172)
Portion of OTTI losses recognized in OCI	18	14	57

Net OTTI losses on fixed maturities recognized in earnings	(45)	(108)	(115)
All other gains	181	249	221

Fixed maturities, net	136	141	106
Equity securities	10	(6)	5
Mortgage loans	1	(2)	(13)
Derivative instruments	(110)	(143)	(109)
Other	(7)	(5)	20

Net investment gains/(losses)	$30	$(15)	$9

The net gains or (losses) on trading securities (both fixed maturities and equity securities) amounted to $12 million, $(2) million and $5 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Realized gains on sales of available-for-sale fixed maturities were $192 million for the year ended December 31, 2012 and $270 million for each of the years ended December 31, 2011 and 2010. Realized losses for the years ended December 31, 2012, 2011, and 2010 were $16 million, $19 million and $53 million, respectively. Realized gains on sales of available-for-sale equity securities were $19 million, $7 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively, and realized losses were $12 million, $11 million and less than $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were $3 million, $2 million and less than $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present the Company’s gross unrealized losses and fair values for available-for-sale fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2012 and 2011 (in millions):

	2012
	Less than 12 Months		Greater than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$105	$1	$–	$–	$105	$1
U.S. government corporations and agencies	146	1	–	–	146	1
U.S. agency mortgage-backed and asset-backed securities	879	17	14	*	893	17
Foreign governments	15	*	5	1	20	1
U.S. corporate	930	21	191	19	1,121	40
Foreign corporate	46	5	157	3	203	8
Non-agency residential mortgage-backed securities	64	2	941	89	1,005	91
Non-agency commercial mortgage-backed securities	97	1	72	6	169	7
Non-agency asset-backed securities	404	3	213	22	617	25

Total available-for-sale fixed maturities	2,686	51	1,593	140	4,279	191

Available-for-sale equity securities
Common stock	30	2	1	*	31	2
Preferred stock	*	*	–	–	*	*

Total available-for-sale equity securities	30	2	1	–	31	2

Total	$2,716	$53	$1,594	$140	$4,310	$193

*	Unrealized losses are less than $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Less than 12 Months			Greater than 12 Months		Total
	Fair Value	Unrealized Losses		Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale fixed maturities
U.S. Treasury	$1	$	*	$–	$–	$1	$	*
U.S. government corporations and agencies	23		*	5	*	28		*
U.S. agency mortgage-backed and asset-backed securities	111		–	1	1	112		1
Foreign governments	19		2	3	1	22		3
U.S. corporate	1,824		51	236	25	2,060		76
Foreign corporate	816		39	145	16	961		55
Non-agency residential mortgage-backed securities	534		17	1,434	313	1,968		330
Non-agency commercial mortgage-backed securities	217		11	85	16	302		27
Non-agency asset-backed securities	1,333		11	200	31	1,533		42

Total available-for-sale fixed maturities	4,878		131	2,109	403	6,987		534

Available-for-sale equity securities
Common stock	86		10	–	–	86		10

Total available-for-sale equity securities	86		10	–	–	86		10

Total	$4,964		$141	$2,109	$403	$7,073		$544

*	Unrealized losses are less than $1 million.

At December 31, 2012, the unrealized loss amount consisted of approximately 881 different fixed maturities and 24 equity securities.

At December 31, 2012, unrealized losses on investment grade fixed maturities were $68 million or 36% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $123 million or 64% of the Company’s total fixed maturities’ unrealized losses at December 31, 2012.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $62 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $7 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $55 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Corporate Bonds.    U.S. corporate securities with a fair value below 80% of the security’s amortized cost totaled $12 million or 30% of the total unrealized losses on U.S. corporate securities. Foreign corporate securities with a fair value below 80% of the security’s amortized cost totaled $5 million or 66% of the total unrealized loss on foreign corporate securities. While the losses were spread across all industry sectors, the largest sectors with

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

unrealized losses on securities with a fair value below 80% of the security’s amortized cost include Banks ($7 million) and Finance ($6 million). These securities are evaluated in accordance with the Company’s impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

Non-Agency Mortgage-Backed Securities.    Residential mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $27 million or 30% of total unrealized losses on residential mortgage-backed securities. Commercial mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $4 million or 51% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates mortgage-backed securities for other-than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Non-Agency Asset-Backed Securities.    Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company’s impairment policy. Asset-backed securities that were priced below 80% of the securities amortized cost represented $14 million or 56% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Statement of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Operations.

The components of net unrealized investment gains (losses) reported in AOCI at December 31, 2012, 2011 and 2010 are as follows (in millions):

	2012	2011	2010
Fixed maturites, available-for-sale-all other	$6,123	$4,836	$2,525
Fixed maturities on which an OTTI loss has been recognized	(31)	(139)	(151)

Total fixed maturities	6,092	4,697	2,374
Equity securities, available-for-sale	19	6	10
Derivatives designated as cash flow hedges	(7)	(3)	(12)
Other investments	3	3	1

Subtotal	6,107	4,703	2,373
Amounts recognized for:
Deferred policy acquisition costs	(1,383)	(1,224)	(723)
Other assets (sales inducements)	(32)	(28)	(17)
Policyholders’ account balances and future policy benefits	(41)	(212)	59
Deferred taxes	(1,627)	(1,133)	(592)

Net unrealized gains on investments	$3,024	$2,106	$1,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The net unrealized gains (losses) for the years ended December 31, 2012, 2011 and 2010, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$(179)	$67	$2	$(2)	$40	$(72)
Net investment gains (losses) on investments arising during the period	86	–	–	–	(30)	56
Reclassification adjustment for (gains) losses included in net income	18	–	–	–	(6)	12
Reclassification adjustment for OTTI losses excluded from net income[1]	(76)	–	–	–	27	(49)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(4)	(1)	–	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(1)	*	(1)

Balance, December 31, 2010	$(151)	$63	$1	$(3)	$32	$(58)

Net investment gains (losses) on investments arising during the period	(3)	–	–	–	1	(2)
Reclassification adjustment for (gains) losses included in net income	47	–	–	–	(16)	31
Reclassification adjustment for OTTI losses excluded from net income[1]	(32)	–	–	–	11	(21)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(7)	*	–	2	(5)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	–	–	–

Balance, December 31, 2011	$(139)	$56	$1	$(3)	$30	$(55)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Net investment gains (losses) on investments arising during the period	113	–	–	–	(39)	74
Reclassification adjustment for (gains) losses included in net income	4	–	–	–	(1)	3
Reclassification adjustment for OTTI losses excluded from net income[1]	(9)	–	–	–	3	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(38)	(1)	–	12	(27)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	2	*	2

Balance, December 31, 2012	$(31)	$18	$–	$(1)	$5	$(9)

*	Amounts less than $1 million

[1]	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

All other net unrealized investment gains and losses in AOCI

	Net Unrealized Gains (Losses) on Investments[1]	Deferred Policy Acquisition Costs	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2009	$487	$ (184)	$(7)	$9	$ (107)	$198
Net investment gains (losses) on investments arising during the period	2,080	–	–	–	(728)	1,352
Reclassification adjustment for (gains) losses included in net income	(119)	–	–	–	42	(77)
Reclassification adjustment for OTTI losses excluded from net income[2]	76	–	–	–	(27)	49
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(602)	(11)	–	215	(398)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	53	(19)	34

Balance, December 31, 2010	$2,524	$(786)	$(18)	$62	$(624)	$1,158

Net investment gains (losses) on investments arising during the period	2,465	–	–	–	(863)	1,602
Reclassification adjustment for (gains) losses included in net income	(179)	–	–	–	63	(116)
Reclassification adjustment for OTTI losses excluded from net income[2]	32	–	–	–	(11)	21
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(494)	(11)	–	177	(328)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	(271)	95	(176)

Balance, December 31, 2011	$4,842	$(1,280)	$(29)	$(209)	$(1,163)	$2,161

Net investment gains (losses) on investments arising during the period	1,425	–	–	–	(499)	926
Reclassification adjustment for (gains) losses included in net income	(138)	–	–	–	49	(89)
Reclassification adjustment for OTTI losses excluded from net income[2]	9	–	–	–	(3)	6
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and sales inducements	–	(121)	(3)	–	43	(81)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	–	–	–	169	(59)	110

Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033

[1]	Includes cash flow hedges. Refer to Note 12 – Derivative Financial Instruments and Risk Management for information on cash flow hedges.

[2]	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2012	2011
Balance at beginning of year	$208	$201
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	6	26
Additional credit loss impairments recognized in the current period on securities previously impaired	20	51
Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(50)	(70)

Balance at end of year	$184	$208

NOTE 6 — POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Deferred annuities	$38,213	$38,473
Universal life contracts	23,997	22,937
Annuities certain	511	513
Supplementary contracts without life contingencies	335	379
Unearned revenue liability	272	277
Guaranteed minimum accumulation benefit	405	470

Total policyholders’ account balances	$63,733	$63,049

Policyholders’ account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) is the fair value of embedded derivatives on deferred annuity contracts.

At December 31, 2012 and 2011, of the total policyholders’ account balances of $63,733 million and $63,049 million, respectively, the total amounts that have surrender privileges were $62,834 million and $62,159 million, respectively. The amounts that can be surrendered for cash by policyholders at December 31, 2012 and 2011 were $60,399 million and $59,636 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table highlights the interest rate assumptions generally utilized in calculating policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2012:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.5% to 10%	Surrender charges 0% to 10% for up to 10 years.
Annuities certain	0.05% to 5%	No surrender or withdrawal charges.
Universal life contracts	2.50% to 8.00%	Various up to 19 years.
Supplementary contracts without life contingencies	1.0% to 3.5%	No surrender or withdrawal charges.

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2012 and 2011 were as follows (in millions):

	2012	2011
Life insurance:
Taiwan business — 100% coinsured	$1,028	$929
Other life	192	165

Total life insurance	1,220	1,094
Individual and group payout annuities	10,316	8,203
Other contract liabilities	43	55

Total future policy benefits	$11,579	$9,352

Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2012:

Product	Mortality	Interest Rate	Estimation Method
Life insurance: Taiwan business — 100% coinsured	Based upon best estimates at time of policy issuance with provision for adverse deviations (“PAD”).	3.80% to 7.50%	Net level premium reserve taking into account death benefits, lapses and maintenance expenses with PAD.
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD.	3.08% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD.

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Guaranteed Minimum Benefits

At December 31, 2012 and 2011, the Company had variable contracts with guarantees. (Note that the Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the Guaranteed Future Income Benefit (“GFIB”).

Variable Annuity Contracts — GMDB, GMAB and GFIB

The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

a) Return of deposits:    the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b) Ratchet:    the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

Starting in the third quarter of 2012, the Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2012 and 2011 for GMDB’s, and GMAB’s ($ in millions):

	2012
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$9,456	$4,526	$10,985
Net amount at risk	$47	$51	$286
Average attained age of contract holders	58	57	62

	2011
	Return of Net Deposits		Ratchet
	In the Event of Death (GMDB)	Accumulation at Specified Date (GMAB)	In the Event of Death (GMDB)
Account value	$7,195	$3,559	$10,920
Net amount at risk	$117	$147	$736
Average attained age of contract holders	58	57	62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and GFIB, and policyholders’ account balances for GMAB in the accompanying Consolidated Statement of Financial Position (in millions):

	GMDB	GMAB	GFIB		Totals
Balance at January 1, 2010	$44	$235		$–	$279
Incurred guarantee benefits	5	(12)		–	(7)
Paid guarantee benefits	(11)	(1)		–	(12)

Balance at December 31, 2010	38	222		–	260
Incurred guarantee benefits	17	248		–	265
Paid guarantee benefits	(7)	–		–	(7)

Balance at December 31, 2011	48	470		–	518
Incurred guarantee benefits	(10)	(65)		*	(75)
Paid guarantee benefits	(6)	–		–	(6)

Balance at December 31, 2012	$32	$405	$	*	$437

*	Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders’ account balances in the accompanying Consolidated Statement of Operations (refer to Note 15 — Fair Value Measurements).

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2012 and 2011, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 5.21% to 6.75% for 2012 and 5.12% to 7.08% for 2011.

•	Volatility assumption ranged from 12.94% to 14.53% for 2012 and was 13.14% to 14.67% for 2011.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2012 and 91% of the A2000 table for 2011.

•	Lapse rates vary by contract type and duration and range from 0.5% to 31.73%, with an average of 5.47% for 2012, and 0.5% to 30.0%, with an average of 6.04% for 2011.

•	Discount rates ranged from 6.64% to 7.22% for 2012 and 6.53% to 7.31% for 2011.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The GFIB liability is determined each period end by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used to calculate the GFIB liability and adjusts the liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2012:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from -0.04% to 10.01% for 2012.

•	Volatility assumption ranged from 0.03% to 30.87% for 2012.

•	Mortality was assumed to be 60% of the 94 MGDB table for 2012.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 1.00% for 2012.

•	Discount rates ranged from 6.64% to 7.22% for 2012.

The following table presents the aggregate fair value of assets at December 31, 2012 and 2011, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB and GFIB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB and GFIB guarantees in each contract, the GMDB, GMAB and GFIB amounts listed are not mutually exclusive (in millions):

	2012			2011
	GMDB	GMAB	GFIB	GMDB	GMAB
Separate account:
Equity	$8,822	$2,212	$16	$7,935	$1,832
Fixed income	4,834	1,170	7	3,987	854
Balanced	3,081	863	1	2,610	625
General account	3,704	281	15	3,583	248

Total	$20,441	$4,526	$39	$18,115	$3,559

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Beginning balance	$101	$68	$45
Net liability increase	19	33	23

Ending balance	$120	$101	$68

NOTE 7 — SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $20,197 million and $17,666 million at December 31, 2012 and 2011, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Funds Trust (the “Fund”) managed by NYL Investments, and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,441 million and $1,289 million at December 31, 2012 and 2011, respectively. The assets in these separate accounts are comprised of the Fund managed by NYL Investments, other non-proprietary funds, and limited partnerships.

Refer to Note 6 — Policyholders’ Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 — DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

The following is an analysis of DAC for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$2,313	$2,824	$4,041
Change in Accounting Principle	–	–	(672)

Adjusted Balance at beginning of year, restated	2,313	2,824	3,369
Current year additions	351	433	529
Amortized during year	(478)	(443)	(468)

Balance at end of year before related adjustments	2,186	2,814	3,430
Adjustment for changes in unrealized net investment gains	(159)	(501)	(606)

Balance at end of year	$2,027	$2,313	$2,824

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Sales Inducements

The following is an analysis of deferred sales inducements included in other assets in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Balance at beginning of year	$457	$354	$313
Current year additions	159	134	103
Amortized during year	(82)	(20)	(50)

Balance at end of year before related adjustments	534	468	366
Adjustment for changes in unrealized net investment gains	(4)	(11)	(12)

Balance at end of year	$530	$457	$354

NOTE 9 — INCOME TAXES

A summary of the components of the net total income tax expense for the years ended December 31, 2012, 2011 and 2010, included in the accompanying Consolidated Statement of Operations are as follows (in millions):

	2012	2011	2010
Current:
Federal	$174	$243	$133
State and local	5	4	3
Foreign	–	1	–

	179	248	136
Deferred:
Federal	61	(160)	47

Total income tax expense	$240	$88	$183

Pursuant to the tax allocation agreement discussed in Note 2 — Significant Accounting Policies, as of December 31, 2012 and 2011, the Company recorded a net income tax payable to New York Life of $60 million and $113 million, respectively, included in other liabilities in the accompanying Consolidated Statement of Financial Position.

The Company’s actual income tax expense for the years ended December 31, 2012, 2011 and 2010 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Tax exempt income	(2.1)	(4.6)	(3.8)
Uncertain tax position	0.1	(1.2)	(6.2)
Investment credits	(5.2)	(8.3)	(1.8)
Other	0.4	0.5	–

Effective tax rate	28.2%	21.4%	23.2%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Statement of Financial Position as of December 31, 2012 and 2011, are as follows (in millions):

	2012	2011
Deferred tax assets:
Future policyholder benefits	$662	$831
Employee and agents benefits	69	63
Other	17	14

Gross deferred tax assets	748	908

Deferred tax liabilities:
DAC	503	563
Investments	1,972	1,517
Other	1	1

Gross deferred tax liabilities	2,476	2,081

Net deferred tax liability	$1,728	$1,173

The Company has no net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007. In 2012, the IRS began its examination of tax years 2008 through 2010. There were no material effects on the Company’s results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2012, 2011 and 2010, are as follows (in millions):

	2012	2011	2010
Beginning of period balance	$71	$69	$117
Reductions for tax positions of prior years	–	(2)	–
Additions for tax positions of current year	–	4	1
Settlements with tax authorities	–	–	(49)

End of period balance	$71	$71	$69

As of December 31, 2012, 2011, and 2010 the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $2 million, $2 million, and less than $1 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010, aggregated $2 million, $2 million and $3 million, respectively, and are included in income tax expense in the accompanying Consolidated Statement of Operations. At December 31, 2012, 2011 and 2010, the Company had $9 million, $7 million and $14 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Statement of Financial Position (included in other liabilities). The $2 million increase from December 31, 2011 in accrued

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

interest associated with the liability for unrecognized tax benefits is the result of an increase of $2 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next twelve months.

NOTE 10 — REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. As of December 31, 2012, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share currently retained generally ranges from 10% up to 95% with a minimum size policy ceded of $1 million for most traditional products. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 75% and 76% of the reinsurance ceded to non-affiliates at December 31, 2012 and 2011, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $14 million and $15 million at December 31, 2012 and 2011, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Statement of Financial Position. The change in fair value of this embedded derivative was $(1) million, $(33) million and $43 million for the years ended December 31, 2012, 2011 and 2010, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2012, 2011 and 2010 $1 million of the deferred gain was amortized and is included in the net revenue from reinsurance in the accompanying Consolidated Statement of Operations.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effect of this affiliated reinsurance agreement for the years ended December 31, 2012, 2011 and 2010 was as follows (in millions):

	2012	2011	2010
Fees-universal life policies ceded	$252	$254	$293
Net revenue from reinsurance	$85	$81	$216
Policyholders’ benefits ceded	$161	$136	$116
Amounts recoverable from reinsurer	$6,634	$6,400	$6,193
Amounts payable to reinsurer	$6,622	$6,387	$6,146
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

Effective July 1, 2002, the Company transferred the Taiwan branch’s insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation (“NYLT”), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch’s net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company’s accompanying Consolidated Statement of Operations.

Accordingly, the Company recorded the following with respect to this transaction (in millions):

	2012	2011	2010
Amounts recoverable from reinsurer	$1,027	$929	$902
Premiums ceded	$66	$68	$68
Benefits ceded	$28	$37	$42

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $14 million for the years ended December 31, 2012 and 2011 and $13 million for the year ended December 31, 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The effects of all reinsurance for the years ended December 31, 2012, 2011 and 2010 were as follows (in millions):

	2012	2011	2010
Premiums:
Direct	$2,882	$2,494	$1,961
Assumed	3	3	2
Ceded	(69)	(70)	(71)

Net premiums	$2,816	$2,427	$1,892

Fees-universal life and annuity policies ceded	$583	$572	$572
Net revenue from reinsurance	$85	$82	$218
Policyholders’ benefits ceded	$515	$503	$410
Increase in ceded liabilities for future policyholder benefits	$13	$14	$7
Amounts recoverable from reinsurer:
Affiliated	$7,675	$7,345	$7,095
Unaffiliated	$300	$278	$255
Amounts payable to reinsurer:
Affiliated	$6,626	$6,389	$6,148
Unaffiliated	$47	$41	$37
Other liabilities (deferred gain, net of amortization)	$15	$17	$18

NOTE 11 — DEBT

Debt consisted of the following at December 31, 2012 and 2011 (in millions):

	2012	2011
Recourse debt
Promissory note — Aeolus	$3	$4

Total recourse debt	3	4

Non-recourse debt
Other	1	1

Total non-recourse debt	1	1

Total debt	$4	$5

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note was $3 million and $4 million at December 31, 2012 and 2011, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Non-Recourse Debt

At December 31, 2012 and 2011, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $1 million and $1 million, respectively. Refer to Note 4 — Investments.

NOTE 12 — DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative financial instruments to manage interest rate, currency, equity and credit risk. These derivative financial instruments include foreign exchange forward contracts; futures contracts interest rate and equity options; interest rate, credit default, and currency swaps; interest rate caps, and swaptions. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 2 — Significant Accounting Policies for a discussion on the accounting for derivative financial instruments.

The Company enters into over-the-counter (“OTC”) derivative financial instruments and exchange traded futures. The Company deals with highly rated OTC counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific OTC counterparties within specified dollar limits and assessing the creditworthiness of OTC counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with OTC counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset the fair value amounts recognized for derivatives executed with the same OTC counterparty under the same master netting agreements with the associated collateral.

To further minimize risk, credit support annexes (“CSA”) typically are negotiated as part of OTC swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the OTC counterparties’ rating. In addition, certain of the Company’s contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company’s credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The aggregate fair value of all over the counter OTC derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2012 is $56 million, for which the Company has posted collateral with a fair value of $33 million. If the credit contingent features had been triggered as of December 31, 2012, the Company estimates that it would not have to post additional collateral for a one notch downgrade in the Company’s credit rating but would have to post $22 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC counterparty fails to perform its obligations under its contractual terms. For contracts with OTC counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to OTC counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2012, the Company held collateral for derivatives of $104 million. Credit exposure in a net gain position, net of offsets and collateral, was $17 million at December 31, 2012.

Certain regulatory measures will come into effect in 2013 governing derivative transactions which will, among other things, require some derivative transactions to be centrally cleared and change the collateralization requirements of some derivative transactions.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2012 and 2011 (in millions, except for number of contracts). Refer to Note 15 — Fair Value Measurements for a discussion of valuation methods for derivative instruments.

		2012				2011
	Primary Risk Exposure	Volume (a)		Fair Value (b)		Volume (a)		Fair Value (b)
		Notional	Number of Contracts	Asset	Liability	Notional	Number of Contracts	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Interest rate swaps	Interest	$37	2	$11	$–	$37	2	$12	$–
Currency swaps	Currency	203	13	–	18	203	14	1	15

Total derivatives qualifying and designated		240	15	11	18	240	16	13	15

Derivatives not designated as hedging:
Interest rate swaps	Interest	3,674	61	28	64	816	53	16	14
Interest rate caps	Interest	17,262	55	4	–	17,819	58	17	–
Swaptions	Interest	17,385	52	11	–	17,050	48	44	–
Corridor options	Interest	11,875	122	–	–	14,300	140	4	–
Currency swaps	Currency	209	7	5	12	134	5	4	2
Currency forwards	Currency	–	–	–	–	10	3	*	*
Equity options	Equity	648	81	92	–	412	61	84	*
Futures	Interest	–	–	–	–	3	20	–	*
Credit default swaps:			–
Buy protection	Credit	12	3	–	*	12	3	*	–
Sell protection	Credit	1	1	–	*	1	1	–	*
Average call rate spread	Interest	23	3	1	–	–	–	–	–

Total derivatives not designated		51,088	385	141	75	50,557	392	169	16

Total derivatives		$51,328	400	$153	$94	$50,797	408	$182	$31

*	Amounts are less than $1 million.

(a)

Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

(b)

The estimated fair value of all derivatives in an asset position is reported within other investments, and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Statement of Financial Position. Accrued investment income and investment income payable on derivatives, which are included in investment income due and accrued and other liabilities, respectively, on the accompanying Consolidated Statement of Financial Position, are excluded from the above table.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest Rate Risk Management

The Company enters into various types of interest rate contracts primarily to minimize exposure of specific assets and liabilities held by the Company to fluctuations in interest rates.

Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each interest due date. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps, corridor options and swaptions entered into by the Company hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Currency Risk Management

The Company enters into foreign currency swaps and foreign exchange forward contracts primarily as a cash flow hedge against foreign currency fluctuations. The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets and liabilities from the risk of changes in exchange rates.

The Company enters into foreign currency swaps which are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

The Company enters into foreign exchange forward contracts, which involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid or received related to option contracts at the time the agreements are entered into.

Credit Risk Management

The Company purchases credit default swaps to hedge the credit exposure of fixed income products.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash Flow Hedges

The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Operations and the Consolidated Statement of Stockholder’s Equity for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in OCI (Effective Portion)[1]	Gain (Loss) Reclassified from AOCI Into Net Income (Effective Portion)
		Net Investment Gains (Losses)	Net Investment Income
For the year ended 12/31/2012:
Interest rate contracts	$–	$–	$1
Currency contracts	(4)	–	(1)

Total	$(4)	$–	$–

For the year ended 12/31/2011:
Interest rate contracts	$4	$–	$1
Currency contracts	4	–	(2)

Total	$8	$–	$(1)

For the year ended 12/31/2010:
Interest rate contracts	$10	$8	$1
Currency contracts	(12)	(7)	(2)

Total	$(2)	$1	$(1)

[1]

The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder’s Equity.

In 2012, 2011 and 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

The assessment of effectiveness for the year ended December 31, 2012 and 2011 did not exclude any unrealized gains or losses on designated hedges.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2012	2011	2010
Balance, beginning of year	$(3)	$(12)	$(10)
(Losses) gains deferred in OCI on the effective portion of cash flow hedges	(4)	8	(2)
Gains — reclassified to net income	–	1	–

Balance, end of year	$(7)	$(3)	$(12)

For cash flow hedges, the estimated amount of existing gains reported in AOCI at December 31, 2012, related to periodic interest payments on assets being hedged that is expected to be reclassified into earnings within the next 12 months, is $1 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and the amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2012, 2011 and 2010 (in millions):

	Gain (Loss) Recognized in Income[1]
	2012	2011	2010
Interest rate swaps	$(30)	$(1)	$(6)
Swaptions	(36)	(101)	11
Interest rate caps	(13)	(45)	(55)
Currency swaps	(6)	6	(2)
Corridor options	(3)	(24)	(47)
Currency forwards	–	(1)	2
Equity options	(23)	23	(6)
Futures	*	*	(32)
Bond forwards	–	–	25
Credit default swaps
Buy protection	(1)	*	*
Sell protection	*	*	*
Average Call Option	1	(1)	*

Total	$(111)	$(144)	$(110)

*	Recognized loss is less than $1 million.

[1]	The amount recognized in income is reported within net investment gains (losses) in the Consolidated Statement of Operations.

The Company enters into credit default swaps (“CDS”) both to buy protection from, and sell protection to a counterparty in the event of default of a single name referenced obligation. As of December 31, 2012, all of the underlying referenced obligations of the CDS selling protection are investment grade. The single name CDS contracts mature within 2 years. The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2012, 2011 and 2010 respectively. The market value of swaps for which credit protection sold was less than $1 million at December 31, 2012 and 2011.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2012 and 2011, there were no embedded derivatives that could not be separated from their host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table presents the fair value amounts of the Company’s embedded derivatives at December 31, 2012 and 2011 (in millions):

		Fair Value
	Balance Sheet Location	2012	2011
Embedded derivatives in asset host contracts:
Other[1]	Amounts recoverable from reinsurers	$14	$15
Embedded derivatives in liability host contracts:
GMAB[1]	Policyholders’ account balances	$405	$470

[1]	For further information on these embedded derivatives refer to Note 15 — Fair Value Measurements.

The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012	2011	2010
Net revenue from reinsurance	$(1)	$(33)	$43
Interest credited to policyholders’ account balances	$(87)	$239	$(25)

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Regulatory Inquiries

By letter dated May 20, 2011, the California Department of Insurance notified the Company that it is conducting a special examination of the Company’s practices regarding payment of benefits under life insurance policies and annuities, termination of annuity payments, payments to holders of retained asset accounts, use of the Social Security Administration “Death Master Index” and other matters. This examination relates to matters also being examined by state departments of revenue (or equivalent state agencies) in a number of states under their respective unclaimed property laws. Subsequent similar notices were received from the Department and the New York and Massachusetts State Attorney Generals’ Offices. In connection with these audits and examinations, the Company has made a number of payments to beneficiaries and identified additional policies that are in the process of settlement or are being investigated for potential settlement. As a result of these ongoing inquiries, the Company recorded a charge to net income of $9 million, net of reserves, reinsurance recoverable and taxes, for the year ended December 31, 2011. The Company recorded an immaterial charge to net income in 2012.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $41 million and $49 million which have been accrued in other liabilities in the accompanying Consolidated Statement of Financial Position for the years ended December 31, 2012 and 2011, respectively. The Company expects to recover $28 million and $27 million at December 31, 2012 and 2011, respectively, of premium offsets reflected in other assets on the accompanying Consolidated Statement of Financial Position.

In 2012, New York Life committed to contribute $20 million, of which $10 million was allocated to the Company, to a voluntary fund that will be established to provide benefits to certain Executive Life Insurance Company of New York (“ELNY”) payees who otherwise would have had their contractual benefits reduced as a result of ELNY’s liquidation.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

Loaned Securities and Repurchase Agreements

The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2012 and 2011, $451 million and $452 million, respectively, of the Company’s fixed maturities were on loan to others. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss. At December 31, 2012 and 2011, the Company recorded cash collateral received under these agreements of $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Statement of Financial Position. The Company did not hold collateral in the form of securities at December 31, 2012 and 2011.

The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2012 and 2011, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $59 million and $90 million at an average coupon rate of 0.20% and 0.06%, respectively. At December 31, 2012 and 2011, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Statement of Financial Position, totaling $75 million and $114 million at an average coupon rate of 3.50% and 4.22%, respectively.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 14 — RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $750 million, $731 million and $723 million for the years ended December 31, 2012, 2011 and 2010, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Operations.

In 2011, the Company received a $300 million capital contribution consisting of $123 million of cash and $177 million in the form of release of intercompany payables, from New York Life.

The Company’s interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. Under the participation agreement for each such mortgage, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated there from, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2012, 2011and 2010, the Company’s share of expenses associated with the lease of the aircraft were $1 million, $2 million and $1 million, respectively. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement had an initial term of five years, until November 2009 and was renewed for an additional five years through November 2014.

The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2012, 2011 and 2010, the total cost for these services amounted to $84 million, $76 million and $69 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

In addition, NYL Investments has an Investment Advisory Agreement with the Fund, a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2012, 2011 and 2010 of $26 million, $17 million, and $16 million, respectively.

At December 31, 2012 and 2011, the Company had a net liability of $201 million and $186 million, respectively, for the above-described services, which are included in other liabilities in the accompanying

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Consolidated Statement of Financial Position. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. At December 31, 2012 and 2011, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Statement of Financial Position amounted to $5,978 million and $5,720 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The interest rate used in establishing such obligations was 5.85% for 2012. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2012 and 2011, the amount of outstanding reserves on these contracts included in future policy benefits was $169 million and $170 million, respectively.

The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company’s variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $110 million, $98 million and $85 million, for the years ended December 31, 2012, 2011 and 2010, respectively.

In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2012, 2011 and 2010, the Company incurred an expense of $37 million, $33 million and $29 million, respectively, under this agreement. At December 31 2012 and 2011, the Company recorded no payables to NYLIFE Securities under this agreement.

The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2012 and 2011.

The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2012, 2011 and 2010, the credit facility was not used, no interest was paid and no outstanding balance was due.

On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. At December 31, 2012 and 2011, the Company had no outstanding balance due. At December 31, 2010, there was $10 million outstanding to Capital Corporation. The Company had no interest expense for 2012. Interest expense for 2011 and 2010 was less than $1 million.

During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

transferred. The private placement debt securities matured, and the outstanding balance payable totaling $5 million was paid to the Company on June 6, 2011. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2011 and 2010.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2012 and 2011 the Company did not purchase any new loans only additional debt with existing loans. At December 31, 2012, the Company held loans with an outstanding balance of $60 million and has commitments to fund additional amounts on these existing loans of $13 million. At December 31, 2011, the Company held loans with an outstanding balance of $136 million and has commitments to fund additional amounts on these existing loans of $30 million. These loans are reported in other investments in the accompanying Consolidated Statement of Financial Position.

On April 30, 2010, the Company entered into a revolving loan agreement with MCF (as amended from time to time, the “MCF Loan Agreement”). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company’s statutory cash and invested assets as of the most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2012 and 2011, the outstanding balance of loans to MCF under the MCF Loan Agreement was $1,584 million and $925 million, respectively. These loans are reported in investments in affiliates in the accompanying Consolidated Statement of Financial Position. During 2012, 2011 and 2010, the Company received interest payments from MCF totaling $62 million, $40 million and $8 million, respectively, which are included in net investment income in the accompanying Consolidated Statement of Operations.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Universal Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $17 million and $18 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert an individual life insurance policy and rider issued by the Company to a permanent cash value life insurance policy issued by New York Life without any additional underwriting. As compensation for this arrangement, the Company paid New York Life $1 million for the years ended December 31, 2012, 2011 and 2010.

The Company has an arrangement with NYLIFE Insurance Company of Arizona (“NYLAZ”), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a universal life policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million, $6 million, and $7 million from NYLAZ for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2012 and 2011, the Company recorded liabilities of approximately $2,943 million and $2,802 million, respectively, which are included in policyholders’ account balances and separate account liabilities in the accompanying Consolidated Statement of Financial Position.

The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees’ Beneficiary Association (VEBA) trusts formed for the benefit of New York Life’s retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

December 31, 2012 and 2011, policyholders’ account balances and separate account liabilities related to these policies aggregated $298 million and $278 million, respectively.

The Company has an agreement with NYLINK Insurance Agency Incorporated (“NYLINK”), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company’s products through NYLINK’s subagents. For the years ended December 31, 2012, 2011 and 2010, the Company recorded commission and fee expense to NYLINK agents of $2 million, $2 million, and $4 million, respectively.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirect wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012 which agreement sets forth the terms that will govern, in part, each entity’s interest in the property.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (refer to Note 10 — Reinsurance for more details).

Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (refer to Note 10 — Reinsurance for more details).

NOTE 15 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 and 2011 (in millions):

	2012
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$945	$–	$945
U.S. government corporations and agencies	–	1,738	40	1,778
U.S. agency mortgage-backed and asset-backed securities	–	16,897	36	16,933
Foreign governments	–	815	10	825
U.S. corporate	–	29,515	169	29,684
Foreign corporate	–	10,419	25	10,444
Non-agency residential mortgage-backed securities	–	2,472	99	2,571
Non-agency commercial mortgage-backed securities	–	4,948	2	4,950
Non-agency asset-backed securities	–	3,304	754	4,058

Total fixed maturities — available-for-sale	–	71,053	1,135	72,188

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	25	–	25
Non-agency commercial mortgage-backed securities	–	22	–	22
Non-agency asset-backed securities	–	78	1	79

Total fixed maturities — trading	–	125	1	126

Equity securities — available-for-sale
Common stock	115	–	4	119
Non-redeemable preferred stock	–	1	–	1
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	125	1	4	130

Equity securities — trading
Common stock	77	–	2	79

Total equity securities — trading	77	–	2	79

Derivative assets	–	152	1	153
Securities purchased under agreements to resell	–	59	–	59
Other invested assets	–	16	11	27
Cash equivalents	–	480	–	480
Short-term investments	–	30	–	30
Amounts recoverable from reinsurers	–	–	14	14
Separate account assets[1]	21,228	232	178	21,638

Total assets accounted for at fair value on a recurring basis	$21,430	$72,148	$1,346	$94,924

Policyholders’ account balances[2]	$–	$–	$405	$405
Derivative liabilities	–	94	–	94

Total liabilities accounted for at fair value on a recurring basis	$–	$94	$405	$499

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed maturities — available-for-sale:
U.S. Treasury	$–	$1,835	$–	$1,835
U.S. government corporations and agencies	–	1,366	6	1,372
U.S. agency mortgage-backed and asset-backed securities	–	17,089	84	17,173
Foreign governments	–	897	10	907
U.S. corporate	–	27,599	210	27,809
Foreign corporate	–	8,668	128	8,796
Non-agency residential mortgage-backed securities	–	2,475	189	2,664
Non-agency commercial mortgage-backed securities	–	4,966	–	4,966
Non-agency asset-backed securities	–	3,659	508	4,167
Redeemable preferred securities	–	3	–	3

Total fixed maturities — available-for-sale	–	68,557	1,135	69,692

Fixed maturities — trading
Non-agency residential mortgage-backed securities	–	32	–	32
Non-agency commercial mortgage-backed securities	–	6	–	6
Non-agency asset-backed securities	–	92	17	109

Total fixed maturities — trading	–	130	17	147

Equity securities — available-for-sale
Common stock	160	–	2	162
Non-redeemable preferred stock	–	2	3	5
Mutual Funds	10	–	–	10

Total equity securities — available-for-sale	170	2	5	177

Equity securities — trading
Common stock	–	–	2	2

Total equity securities — trading	–	–	2	2

Derivative assets	–	182	–	182
Securities purchased under agreements to resell	–	90	–	90
Other invested assets	–	18	–	18
Cash equivalents	6	485	–	491
Short-term investments	–	91	–	91
Amounts recoverable from reinsurers	–	–	15	15
Separate account assets[1]	18,544	261	150	18,955

Total assets accounted for at fair value on a recurring basis	$18,720	$69,816	$1,324	$89,860

Policyholders’ account balances[2]	$–	$–	$470	$470
Derivative liabilities	–	31	–	31

Total liabilities accounted for at fair value on a recurring basis	$–	$31	$470	$501

[1]

Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

[2]	Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. The remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions.

The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The number of price challenges at December 31, 2012 and 2011 was insignificant.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Level 1 measurements

Equity securities and cash equivalents

These securities are comprised of certain exchange traded U.S. and foreign common stock and mutual funds, including money market funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate account assets

These assets are comprised of exchange traded funds, actively traded open-end mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Level 2 measurements

Fixed maturities available-for-sale and trading securities

The fair value of fixed maturities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

Equity securities

These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and foreign exchange rates.

OTC derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Other invested assets

This represents a surplus note investment, priced by a third party pricing service, where the inputs to the valuation are deemed to be observable.

Cash equivalents

These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets; however their fair value is based on observable inputs. The prices are either obtained from a pricing vendor or amortized cost is used as the best estimate of fair value.

Short term investments

For certain short term investments, amortized cost is used as the best estimate of fair value.

Separate account assets

Separate account assets are primarily related to investments in limited partnerships that use NAV and the investment can be redeemed with the investee at NAV at the measurement date or in the near-term (generally within 90 days).

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	–	Quarterly, Monthly	90 days or less

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$262	–	Quarterly, Monthly	90 days or less

Level 3 measurements

Fixed maturities available-for-sale and trading securities

The valuation techniques for most Level 3 fixed maturities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

Equity securities

These securities include equity investments with privately held entities where the prices are derived from internal valuations or the Company’s private placement models since the securities are not traded in an active market.

Derivatives

These derivatives are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets.

Other invested assets

This represents a residual interest of securitizations, priced by a third party pricing service, where the inputs to the valuation are deemed to be unobservable.

Separate account assets

Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received, if applicable, or an estimate of fair value provided by the investment manager.

The following tables provide further information about the limited partnership and hedge funds in which the separate accounts invest as of December 31, 2012 and 2011 (in millions):

		2012
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$178	–	Annual, Semi-annual, Quarterly	More than 90 days

		2011
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$150	–	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from the GMAB contracts.

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

expected cash flows are discounted using the swap rate plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been reflected within Level 3 in the fair value hierarchy.

Valuation Process for Fair Value Measurements Categorized within Level 3

For a description of the Company’s valuation processes and controls, refer to the “Determination of Fair Value” section above.

Level 3 Assets and Liabilities by Price Source

The following table presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources as of December 31, 2012.

	2012
	Internal (1)	External (2)	Total
Fixed maturities — available-for-sale
U.S. government corporations & agencies	$–	$40	$40
U.S. agency mortgage-backed and asset-backed securities	–	36	36
Foreign governments	–	10	10
U.S. corporate	20	149	169
Foreign corporate	–	25	25
Non-agency residential mortgage-backed securities	–	99	99
Non-agency commercial mortgage-backed securities	–	2	2
Non-agency asset-backed securities	92	662	754

Total fixed maturities — available-for-sale	112	1,023	1,135

Fixed maturities — trading
Non-agency asset-backed securities	–	1	1

Total fixed maturities — trading	–	1	1

Equity securities
Common stock	2	4	6

Total equity securities	2	4	6

Derivative assets	–	1	1
Other invested assets	–	11	11
Amounts recoverable from reinsurance	14	–	14
Separate account assets[1]	–	178	178

Total assets accounted for at fair value on a recurring basis	$128	$1,218	$1,346

Policyholders’ account balances	$405	$–	405

Total liabilities accounted for at fair value on a recurring basis	$405	$–	$405

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information where pricing inputs that are deemed to be unobservable.

(2)	Primarily represents independent non-binding broker quotes where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The following table presents quantitative information on significant internally priced Level 3 assets and liabilities as of December 31, 2012:

	2012
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
	(in millions)
Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	1.1% – 4.3%(2.7%)
Non-agency asset — backed securities	$92	Discounted Cash Flow	Discount Rate	3.3% – 5.6%(3.7%)
Liabilities:
Policyholders’ account balances	$405	Discounted Cash Flow	Equity returns	0.2% – 7.6%
			Equity volatility curve	3% – 40%
			Lapse rate	0.5% – 20%
			Mortality rate	0.04% – 40.00%
			Utilization Rate	10% – 100%
			Withdrawal rate	2.50%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the level 3 assets that are value based on external pricing information:

U.S. corporate securities and foreign corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation is the discount rate as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Non-agency residential mortgage-backed, commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. Corporate Securities and Foreign Corporate Securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities with the opposite being true for decreases in expected loss severities.

Policyholders’ account balances

Polcyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in lower (higher) fair value liability while higher (lower) implied volatility assumptions will result in higher (lower) fair value liability.

Transfers between levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the twelve months ended December 31, 2012, 2011 and 2010.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2012 and 2011, the Company transferred $175 million and $181 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities, other invested assets and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale securities and separate account assets in 2010. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $456 million and $965 million during the years ended December 31, 2012, and 2011, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable for fixed maturities available-for-sale securities and separate account assets in 2012, fixed maturities available-for-sale securities in 2011 and fixed maturities available-for-sale and trading securities in 2010.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following tables present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2012, 2011 and 2010 (in millions):

	2012
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$84	$10	$210	$128	$189
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(3)	(2)
Net investment income[1]	–	–	–	–		–
Net revenue from reinsurance	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	–	1	4	–	1
Purchases	40	1	–	38	1	–
Sales	–	–	–	(12)	(2)	–
Issuances	–	–	–	–	–	–
Settlements	–	(7)	–	(48)	(3)	(89)
Transfers into Level 3[2]	–	–	(1)	21	–	–
Transfers (out of) Level 3[2]	(7)	(42)	–	(41)	(97)	(1)

Fair value, end of year	$40	$36	$10	$169	$25	$99

	Non- Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Other Fixed Maturities Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$–	$508	$–	$1,135	$17	$17	$2
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	2	2	(3)	–	–	–
Net investment income[1]	–	3	–	3	–	–	–
Net revenue from reinsurance	–	–	–	(1)	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–
Other comprehensive income	–	14	(3)	21	–	–	2
Purchases	–	491	3	571	1	1	–
Sales	–	(11)	(2)	(25)	(17)	(17)	–
Issuances	–	–	–	–	–	–	–
Settlements	–	(82)	–	(229)	–	–	–
Transfers into Level 3[2]	2	73	–	95	–	–	–
Transfers (out of) Level 3[2]	–	(244)	–	(432)	–	–	–

Fair value, end of year	$2	$754	$–	$1,135	$1	$1	$4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivatives	Other Invested Assets	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$2	$7	$–	$–	$15	$150	$1,324
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	1	1	–	(14)	(15)
Net investment income[1]	–	–	–	–	–	–	–	3
Net revenue from reinsurance	–	–	–	–	–	–	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–	–	–
Other comprehensive income	–	–	2	–	–	(1)	–	22
Purchases	–	–	–	–	–	–	27	599
Sales	–	–	–	–	–	–	(31)	(73)
Issuances	–	–	–	–	–	–	–	–
Settlements	(3)	–	(3)	–	–	–	–	(232)
Transfers into Level 3[2]	–	–	–	–	10	–	70	175
Transfers (out of) Level 3[2]	–	–	–	–	–	–	(24)	(456)

Fair value, end of year	$–	$2	$6	$1	$11	$14	$178	$1,346

2012
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$470	$470
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(87)	(87)
Other comprehensive income	–	–
Purchases	22	22
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$405	$405

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage-Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$6	$655	$11	$144	$82	$352
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(8)	(5)	–
Net investment income[1]	–	–	–	–	–	(1)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	4	–	(10)	(5)	4
Purchases	–	82	–	74	4	–
Sales	–	(22)	–	(6)	(26)	–
Issuances	–	–	–	–	–	–
Settlements	–	(1)	(1)	(21)	(4)	(166)
Transfers into Level 3[2]	–	–	–	60	83	–
Transfers (out of) Level 3[2]	–	(634)	–	(23)	(1)	–

Fair value, end of year	$6	$84	$10	$210	$128	$189

	Non- Agency Commercial Mortgage-Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non- Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Common Stock- Available- for-Sale
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$657	$1,910	$19	$19	$3
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	1	(12)	(2)	(2)	–
Net investment income[1]	–	2	1	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	18	11	–	–	(1)
Purchases	–	254	414	–	–	–
Sales	–	(13)	(67)	–	–	–
Issuances	–	–	–	–	–	–
Settlements	–	(145)	(338)	–	–	–
Transfers into Level 3[2]	–	38	181	–	–	–
Transfers (out of) Level 3[2]	(3)	(304)	(965)	–	–	–

Fair value, end of year	$–	$508	$1,135	$17	$17	$2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$3	$3	$9	$48	$114	$2,100
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(1)	(1)	–	–	(15)
Net investment income[1]	–	–	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	–	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	–	–	(1)	–	–	10
Purchases	–	–	–	–	39	453
Sales	–	–	–	–	(3)	(70)
Issuances	–	–	–	–	–	–
Settlements	–	–	–	–	–	(338)
Transfers into Level 3[2]	–	–	–	–	–	181
Transfers (out of) Level 3[2]	–	–	–	–	–	(965)

Fair value, end of year	$3	$2	$7	$15	$150	$1,324

2011
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$222	$222
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	238	238
Other comprehensive income	–	–
Purchases	10	10
Sales	–	–
Issuances	–	–
Settlements	–	–
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$470	$470

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Governments	U.S. Corporate	Foreign Corporate	Non-Agency Residential Mortgage- Backed Securities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$8	$240	$25	$142	$328	$535
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	–	(2)	(13)	(1)
Net investment income[1]	–	22	–	–	–	(2)
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	1	19	–	5	(2)	3
Purchases, sales, issuances and settlements	(3)	406	11	25	(75)	(166)
Transfers into Level 3[2]	–	139	–	25	69	–
Transfers (out of) Level 3[2]	–	(171)	(25)	(51)	(225)	(17)

Fair value, end of year	$6	$655	$11	$144	$82	$352

	Non-agency Commercial Mortgage- Backed Securities	Non-Agency Asset-Backed Securities	Total Fixed Maturities- Available- for-Sale	Non-Agency Commercial Mortgage- Backed Securities	Non- Agency Asset- Backed Securities	Total Fixed- Maturities Trading
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$26	$510	$1,814	$1	$21	$22
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(5)	(21)	–	–	–
Net investment income[1]	–	2	22	–	–	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	4	31	61	–	–	–
Purchases, sales, issuances and settlements	(23)	251	426	(1)	–	(1)
Transfers into Level 3[2]	1	2	236	–	–	–
Transfers (out of) Level 3 [2]	(5)	(134)	(628)	–	(2)	(2)

Fair value, end of year	$3	$657	$1,910	$–	$19	$19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Common Stock- Available- for-Sale	Non- Redeemable Preferred Stock	Common Stock- Trading	Total Equity Securities	Derivative Assets, Net	Amounts Recoverable from Reinsurers
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$4	$–	$–	$4	$1	$5
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	–	2	2	–	–
Net investment income [1]	–	–	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive income	(2)	3	1	2	(1)	–
Purchases, sales, issuances and settlements	1	–	–	1	–	–
Transfers into Level 3[2]	–	–	–	–	–	–
Transfers (out of) Level 3[2]	–	–	–	–	–	–

Fair value, end of year	$3	$3	$3	$9	$–	$48

	Separate Account Assets	Total Assets
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$49	$1,895
Total gains (losses) (realized/unrealized):
Included in earnings
Net investment gains (losses)	–	(19)
Net investment income[1]	–	22
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive income	4	66
Purchases, sales, issuances and settlements	27	453
Transfers into Level 3[2]	34	270
Transfers (out of) Level 3[2]	–	(630)

Fair value, end of year	$114	$2,100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2010
	Policyholders’ Account Balances	Total Liabilities
Changes in fair value of level 3 assets and liabilities
Fair value, beginning of year	$235	$235
Total (gains) losses (realized/unrealized):
Included in earnings
Net investment (gains) losses	–	–
Net investment income[1]	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(25)	(25)
Other comprehensive income	–	–
Purchases, sales, issuances and settlements	12	12
Transfers into Level 3[2]	–	–
Transfers (out of) Level 3[2]	–	–

Fair value, end of year	$222	$222

[1]	Net investment income/loss includes amortization of discount and premium on fixed maturities.

[2]	Transfers into or out of Level 3 are reported at the value as of beginning of the year.

The following tables include the unrealized gains or losses for the years ended December 31, 2012, 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2012 and 2011 (in millions):

	2012
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	Foreign Corporate	U.S. Corporate	Non-Agency Residential Mortgage- Backed Securities	Non-Agency Asset-Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$–	$(1)
Net investment income	–	–	(1)	(1)	3
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	1	5	1	14

Total change in unrealized gains (losses)	$1	$1	$4	$–	$16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Total Fixed Maturities- Available- for-Sale	Common Stock	Total Equity Securities	Amounts Recoverable from Reinsurers	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(1)	$–	$–	$–	$(13)	$(14)
Net investment income	1	2	2	–	–	3
Net revenue from reinsurance	–	–	–	(1)	–	(1)
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	22	1	1	–	–	23

Total change in unrealized gains (losses)	$22	$3	$3	$(1)	$(13)	$11

2012
	Policyholders’ Account Balance	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets and liabilities still held
Earnings:
Total (gains) losses (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(71)	(71)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(71)	$(71)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 —Significant Accounting Policies).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	2011
	U.S. Agency Mortgage- Backed and Asset- Backed Securities	U.S. Corporate	Foreign Corporate	Non- Agency Residential Mortgage- Backed Securities	Non- Agency Asset- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(7)	$–	$–	$(2)
Net investment income	–	–	–	(1)	2
Net revenue from reinsurance	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	(11)	(4)	4	11

Total change in unrealized gains (losses)	$1	$(18)	$(4)	$3	$11

	Total Fixed Maturities- Available- for-Sale	Non-Agency Asset- Backed Securities	Total Fixed Maturities- Trading	Amounts Recoverable from Reinsurers	Total Assets
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(9)	$(1)	$(1)	$–	$(10)
Net investment income	1	–	–	–	1
Net revenue from reinsurance	–	–	–	(33)	(33)
Interest credited to policyholders’ account balances	–	–	–	–	–
Other comprehensive gains/(losses)	1	–	–	–	1

Total change in unrealized gains (losses)	$(7)	$(1)	$(1)	$(33)	$(41)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

2011
	Policyholders’ Account Balance	Total Liabilities
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment (gains) losses	$–	$–
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	247	247
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$247	$247

	2010
	U.S. Government Corporations and Agencies	U.S. Agency Mortgage- Backed & Asset- Backed Securities	U.S. Corporate	Foreign Crporate	Non-Agency Residential Mortgage- Backed securities	Non-Agency Commercial Mortgage- Backed Securities
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$–	$–	$(20)	$(1)	$–
Net investment income	–	21	–	–	(1)	–
Net revenue from reinsurance	–	–	–	–	–	–
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	1	19	4	5	3	(1)

Total change in unrealized gains (losses)	$1	$40	$4	$(15)	$1	$(1)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Non-Agency Asset- Backed Securities	Total Fixed Maturity- Available- for-Sale	Common Stock- Trading	Non- Redeemable Preferred Stock	Total Equity Securities	Amounts Recoverable from Reinsurers
Unrealized gains (losses) relating to Level 3 assets still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$(6)	$(27)	$2	$–	$2	$–
Net investment income	1	21	–	–	–	–
Net revenue from reinsurance	–	–	–	–	–	43
Interest credited to policyholders’ account balances	–	–	–	–	–	–
Other comprehensive gains/(losses)	24	55	–	3	3	–

Total change in unrealized gains (losses)	$19	$49	$2	$3	$5	$43

	Separate Account Assets[1]	Total Assets
Unrealized gains (losses) relating to Level 3 assets and liabilities still held
Earnings:
Total gains (losses) (realized/unrealized)
Included in earnings:
Net investment gains (losses)	$–	$(25)
Net investment income	–	21
Net revenue from reinsurance	–	43
Interest credited to policyholders’ account balances	–	–
Other comprehensive gains/(losses)	4	62

Total change in unrealized gains (losses)	$4	$101

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	Policyholders’ Account Balances	Total Liabilities
Unrealized (gains) losses relating to Level 3 assets still held
Earnings:
Total (gains) losses (realized/unrealized)	$–	$–
Included in earnings:
Net investment (gains) losses
Net investment income	–	–
Net revenue from reinsurance	–	–
Interest credited to policyholders’ account balances	(16)	(16)
Other comprehensive (gains)/losses	–	–

Total change in unrealized (gains) losses	$(16)	$(16)

[1]

The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Statement of Financial Position in accordance with the Company’s policy (refer to Note 2 — Significant Accounting Policies).

Non-recurring fair value measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2012 and 2011 (in millions):

	2012
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$12	$9	$(3)

	2011
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Gains (Losses)
Mortgage loans	$42	$33	$(9)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized, and have been categorized as level 3.

Fair value of other financial instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Statement of Financial Position, for which it is practicable to estimate fair value.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 4, 6, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2012 and 2011 are presented below (in millions):

		2012
	Carrying Value	Estimated Fair Value			Estimated Fair Value
		Level 1	Level 2	Level 3	Total
Assets
Mortgage loans	$8,479	$–	$–	$9,106	$9,106
Senior secured commercial loans	216	–	–	228	228
Cash & cash equivalents	153	153	–	–	153
Other invested assets	94	–	33	67	100
Liabilities
Policyholders’ account balances — Investment contracts	$35,355	$–	$135	$37,273	$37,408
Debt	3	–	4	–	4
Collateral received on securities lending and repurchase agreements	461	–	461	–	461
Collateral received on derivative transactions	78	–	78	–	78

	2011
	Carrying Value	Estimated Fair Value
Assets
Mortgage loans	$7,119	$7,604
Senior secured commercial loans	318	344
Cash & cash equivalent	29	29
Other invested assets	43	43
Liabilities
Policyholders’ account balances — Investment contracts	$35,780	$37,631
Debt	9	9
Collateral received on securities lending and repurchase agreements	461	461
Collateral received on derivative transactions	137	137

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, loan to value (LTV) and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash, the carrying value approximates fair value.

Other invested assets

Represents third party loans, which are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Policyholders’ account balances — investment contracts

This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company’s medium term notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The carrying amount of the Company’s non-recourse debt and other debt approximates fair value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of these liabilities approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 — SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $233 million, $102 million and $356 million during 2012, 2011 and 2010, respectively.

Total interest paid was $17 million, $16 million and $10 million during 2012, 2011 and 2010, respectively.

Non-cash transactions

In 2012, the Company determined it had misstated certain cash and non-cash items in 2011 and 2010 within and between “Net cash provided by operating activities” and “Net cash used in investing activities” in the Company’s Consolidated Statement of Cash Flow and, therefore, such items were corrected for the years ended December 31, 2011 and 2010. Although the Company does not consider these amounts to be material, the 2011 and 2010 amounts were revised to conform to the current year presentation. As a result of the correction, “Net cash provided by operating activities” decreased by $153 million, and “Net cash used by investing activities” increased by $153 million due to the removal of capitalized interest on bonds which is a non-cash transaction. For December 31, 2010, the impact of the reclass was $92 million.

In addition, offsetting adjustments of $5,299 million and $7,783 million for the years ended December 31, 2011 and 2010, were made to the “proceeds from” and “cost of” investments purchased within the investing section of the cash flow statement. These adjustments relate to the removal of “to be announced” (“TBA”) security purchase and sale commitments as they are non-cash transactions and the removal of dollar roll transactions as this is financing not investing activity. This correction of the Company’s Consolidated Statement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of Cash Flow did not impact the Company’s previously reported Consolidated Statement of Income or the Consolidated Balance Sheet and, in particular, “Cash and cash equivalents” reported at the end of 2011 and 2010 in the Company’s Consolidated Statement of Cash Flow remain unchanged.”

There was a non-cash capital contribution transaction of $177 million in the form of the release of intercompany payables for the year ended December 31, 2011 from New York Life.

Other non-cash investing transaction were $3 million for the year ended December 31, 2012, related to non-cash acquisitions of foreclosed property and non-redeemable preferred stock. Other non-cash investing transactions were $7 million for the year ended December 31, 2011, primarily related to transfers between mortgage loans, real estate and other invested assets. Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturities and mortgage loans.

NOTE 17 — STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

A reconciliation of the Company’s statutory surplus at December 31, 2012 and 2011 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

	2012	2011
Statutory Surplus, Delaware Basis	$6,399	$5,794
State prescribed or permitted practices:
Presenting Guaranteed and Variable Universal Life Separate Accounts at book value	415	314

Statutory Surplus, NAIC SAP	$6,814	$6,108

Statutory net income for the years ended December 31, 2012, 2011 and 2010 was $639 million, $294 million and $562 million, respectively.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2012 or 2011. As of December 31, 2012, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $2,446 million. The maximum amount of dividends that may be paid in 2013 without prior approval is $637 million.

NOTE 18 — SUBSEQUENT EVENTS

As of March 14, 2013, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”) at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for the deferral of acquisition costs.

As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP

March 14, 2013

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

a.	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

b.	Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account - Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities, Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and incorporated herein by reference.

(3)(b)	Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.

(3)(c)	Form of Agreement among New York Life Insurance Company, NYLIFE Securities Inc., NYLIAC and its agent (and referenced Agent’s Contract) - Previously filed as Exhibit (3)(b) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(3)(d)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(3)(e)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(3)(f)	Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(3)(g)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(4)(a)	Form of Qualified Flexible Premium Policy - Previously filed as Exhibit (5)(a) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to Registrant’s Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(4)(b)	Form of Qualified Single Premium Policy - Previously filed as Exhibit (5)(b) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Registrant’s Post-Effective Amendment No. 16 on Form N-4, and incorporated herein by reference.

(5)	Form of Application for a Policy - Previously filed as Exhibit (10) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC - Previously filed as Exhibit(6)(a) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(a) (1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) - Previously filed as Exhibit (6)(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(6)(b) (1)	By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(6)(b) (2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(6)(b) (3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) - Previously filed as Exhibit (6)(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed April 11, 2013 and incorporated herein by reference.

(7)	Not applicable.

(8)	Service Agreement between New York Life Insurance Company and NYLIAC (including Amendments) - Previously filed as Exhibit (8) to Registrant’s Post-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), and incorporated herein by reference.

(8)(a)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(b)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(9)	Opinion and Consent of George S. Shively, Esq. - Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP - Filed herewith.

(10)(b)	Powers of Attorney for Christopher T. Ashe, Director and Senior Vice President of NYLIAC - Filed herewith.

(10)(c)	Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Filed herewith.

(10)(d)	Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Filed herewith.

(10)(e)	Powers of Attorney for John T. Fleurant, Director of NYLIAC - Filed herewith.

(10)(f)	Powers of attorney for Robert M. Gardner, First Vice President and Controller of NYLIAC - Filed herewith.

(10)(g)	Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Filed herewith.

(10)(h)	Powers of Attorney for Drew E. Lawton, Director and Senior Vice President of NYLIAC - Filed herewith.

(10)(i)	Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Filed herewith.

(10)(j)	Powers of Attorney for Angelo J. Scialabba, Vice President and Controller of NYLIAC - Filed herewith.

(10)(k)	Powers of Attorney for Arthur A. Seter, Director and Senior Vice President of NYLIAC - Filed herewith.

(10)(l)	Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Filed herewith.

(10)(m)	Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Filed herewith.

(10)(n)	Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Filed herewith.

(11)	Not applicable.

(12)	Not applicable.

(13)	Schedule of Computations - Previously filed as Exhibit 13 to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), and incorporated herein by reference.

(14)	Not applicable.

ITEM 25. DIRECTORS	AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman and President
Sproule, Michael E.	Director, Executive Vice President and Chief Financial Officer
Blunt, Christopher O.	Director and Executive Vice President
Boccio, Frank M.	Director and Executive Vice President
Ashe, Christopher	Director and Senior Vice President
Lash, Steven D.	Director and Senior Vice President
Lawton, Drew E.	Director and Senior Vice President
Seter, Arthur H.	Director, Senior Vice President and Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer and Chief Actuary
Gardner, Robert M.	Director and Vice President
Fleurant, John T.	Director
Thrope, Susan A.	Director
Kim, John Y.	Executive Vice President - CEO and President of New York Life Investments
Pfaff, Mark W.	Executive Vice President
Bennett, Joseph M.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Cole, Thomas	Senior Vice President
DeSanto, Craig L.	Senior Vice President and Actuary
DiMella, Robert A.	Senior Vice President
DiRago, John C.	Senior Vice President
English, Thomas F.	Senior Vice President and Chief Legal Officer
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Hendry, Thomas A.	Senior Vice President and Treasurer
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McInerney, Barbara J.	Senior Vice President and Chief Compliance Officer
Oleske, Michael M.	Senior Vice President and Chief Tax Counsel
Pasteris, Paul T.	Senior Vice President
Paternoster, Susan L.	Senior Vice President
Pell, Gideon A.	Senior Vice President
Ramos, Edward	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Warren, Julia A.	Senior Vice President
Abramo, Stephen	Vice President
Ascione, Mitchell P.	Vice President
Bain, Karen	Vice President - Tax
Bartlett, Judy R.	Vice President and Associate Legal Officer
Barton, Jacqueline M.	Vice President
Bloom, Stephen A.	Vice President and Chief Underwriter
Brill, Elizabeth	Vice President and Actuary
Carbone, Jeanne M.	Vice President
Carey, Christopher H.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President and Actuary
Cunningham, Paul K.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donnelly, Kathleen A.	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President and Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President and Actuary
Frawley, Stephanie A.	Vice President
Friedman, Barbara T.	Vice President, Associate Legal Officer and Assistant Secretary
Furlong, Brian	Vice President
Galdi, Frank	Vice President
Gangemi, Thomas J.	Vice President
Greene, Paul G.	Vice President
Grove, Matthew M.	Vice President
Hamrick, Jane L.	Vice President and Actuary
Hoffman, Eric S.	Vice President
Huang, Dylan W.	Vice President and Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Joannides, Minas C. M.D.	Vice President and Chief Medical Officer
Karmen, Robert	Vice President and Associate Legal Officer
Kimble, Michael	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President and Actuary
Lackey, Michael P.	Vice President
Lamp, Karen J.	Vice President and Associate Legal Officer
Leber, Richard B.	Vice President, Associate Legal Officer and Assistant Secretary
Lenz, Scott L.	Vice President and Associate Tax Counsel
Loutrel, Brian C.	Vice President and Chief Privacy Officer
Lynn, Eric J.	Vice President and Actuary
Marinaccio, Ralph S.	Vice President
McDermott, Gail A.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen	Vice President and Actuary
Moffitt, Eric A.	Vice President
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Ok, Francis	Vice President
Oliviero, Michael J.	Vice President
Pasyanos, Nicholas	Vice President and Actuary
Perry, Valerie L.	Vice President - Underwriting
Petty, Mike	Vice President
Reimer, Linda M.	Vice President and Associate Legal Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Saccullo, Kathi P.	Vice President
Scialabba, Angelo J.	Vice President and Controller
Seewald, Scott R.	Vice President
Serek, Donald R.	Vice President
Shannon, Joseph J.	Vice President
Shea, Thomas P.	Vice President
Sherman, Eric	Vice President and Actuary
Silber, Irwin	Vice President and Actuary
Smith, Kevin M.	Vice President
Tate, William P.	Vice President
Troeller, Thomas J.	Vice President and Actuary
Turner, Teresa A.	Vice President
Vaccaro, John	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Wion, Matthew D.	Vice President and Actuary
Yashnyk, Michael A.	Vice President
Bidwell, Anna Louise	Associate Legal Officer and Secretary

ITEM 26. PERSONS	CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Eclipse Funds Inc.(1)	Maryland
ICAP Funds Inc.	Maryland
Eclipse Funds(1)	Massachusetts
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Maryland
MainStay Funds Trust	Delaware
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware

(1)	Registered investment company as to which New York Life (“NYL”) and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.

(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Biris Holdings LLC	Delaware
NYL Wind Investments LLC	Delaware
New York Life Short Term Fund	New York
NYLIFE Insurance Company of Arizona	Arizona
29 Park Investments No. 1 Limited	Cayman Islands
New York Life Insurance and Annuity Corporation	Delaware
Pacific Square Investments LLC	Delaware
29 Park Investments No. 2 Limited	Cayman Islands
New York Life Enterprises LLC	Delaware
SEAF Sichuan SME Investment Fund LLC	Delaware	39.98%
New York Life Insurance Taiwan Corporation	Taiwan
New York Life International Holdings Limited	Mauritius	12%
New York Life International India Fund (Mauritius) LLC	Mauritius	92.97%
NYL Cayman Holdings Ltd.	Cayman Islands
NYL Worldwide Capital Investments LLC	Delaware
FM Holdco LLC	Delaware
Fianzas Monterrey, S.A.	Mexico	99.95%
Operadora FMA, S.A. de C.V.	Mexico	99.99%
NYLIFE Thailand, Inc.	Delaware
PMCC Ltd.	Thailand	100%
NYLI-VB Asset Management Co. (Mauritius) LLC	Mauritius	90%
Seguros Monterrey New York Life, S.A. de C.V.	Mexico	99.998%
Administradora de Conductos SMNYL, S.A. de C.V.	Mexico	99%
Agencias de Distribucion SMNYL, S.A. de C.V.	Mexico	99%
New York Life Investment Management Holdings LLC	Delaware
Institutional Capital LLC	Delaware
MacKay Shields LLC	Delaware
MacKay Shields Core Plus Opportunities Fund GP LLC	Delaware
MacKay Shields Core Plus / Opportunities Fund LP	Delaware
MacKay Municipal Managers Opportunities GP LLC	Delaware
MacKay Municipal Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Opportunities Fund, L.P.	Delaware
MacKay Municipal Managers Credit Opportunities GP LLC	Delaware
MacKay Municipal Credit Opportunities Master Fund, L.P.	Delaware
MacKay Municipal Credit Opportunities Fund, L.P.	Delaware
MacKay Municipal Short Term Opportunities Fund GP LLC	Delaware
MacKay Municipal Short Term Opportunities Fund LP	Delaware
Plainview Funds plc – Emerging Markets Credit Portfolio	Ireland
Plainview Funds plc – Flexible Bond Fund	Ireland
MacKay Shields Statutory Trust – High Yield Bond Series	Connecticut
MacKay Shields High Yield Active Core Fund GP LLC	Delaware
MacKay Shields High Yield Active Core Fund LP	Delaware
MacKay Shields Credit Strategy Fund Ltd	Cayman Islands
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	Bermuda	18.47%
MacKay Shields Core Plus Opportunities Fund Ltd.	Cayman Islands
MacKay Shields General Partner (L/S) LLC	Delaware
MacKay Shields Long/Short Fund LP	Delaware
MacKay Shields Long/Short Fund (Master) LP	Delaware
MacKay Shields Long/Short Fund (QP) LP	Delaware
MacKay Shields Long/Short Fund (Offshore) LP	Cayman Islands
MacKay Shields Credit Strategy Partners LP	Delaware
MacKay Shields Core Fixed Income Fund GP LLC	Delaware
MacKay Shields Core Fixed Income Fund LP	Delaware
MacKay Shields Income Opportunities Fund GP, LLC	Delaware
MacKay Shields Income Opportunities Delaware Fund, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund I, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund II, L.P.	Delaware
MacKay Shields Income Opportunities Master Fund III, L.P.	Delaware
MacKay Shields Income Opportunities SPV 2, LLC	Delaware
MacKay Shields (International) Ltd.	UK
MacKay Shields (Services) Ltd.	UK
MacKay Shields UK LLP	UK
Madison Capital Funding LLC	Delaware
Faraday Holdings, LLC	Delaware	17.75%
Interior Specialists, Inc.	California
Heritage Interiors ISI, LLC	Arizona
SuperFloors ISI, LLC	Washington
Home Acres Holdings LLC	Delaware	50%
Home Acres Building Supply Co. LLC (“HASBC”)	Michigan
Kobrin Builder’s Supply Holdings, LLC (“KBSH”)	Michigan	54.95%
Kobrin Builders Supply, LLC	Florida
V-Line Logistics, LLC	Indiana
IDG Holdco, LLC	Delaware	45.24%
Identity Group Holdings Corp.	Delaware
Identity Group Holdings LLC	Delaware
Business Stationery LLC	Ohio
IDG, LLC	Delaware
SigLet, Inc.	Delaware
Redi-Tag Corporation	California
Graphics Systems, Inc.	Kansas
Scott Sign Systems, Inc.	Florida
AdMart Attractions, Inc.	New York
MCF Co-Investment GP, LLC	Delaware
MCF Co-Investment GP, LP	Delaware
Madison Capital Funding Co-Investment Fund, LP	Delaware
MCF Fund I LLC	Delaware
PSA-MHF Acquisition LLC	Delaware	28.3%
WDC Liquidation Trust
MCF Capital Management LLC	Delaware
OFS Capital WM, LLC	Delaware
Kirkwood Fund I LLC	Delaware	2.416%
Kirkwood Fund II LLC	Delaware	2.38%
Kirkwood Fund III LLC	Delaware
Madison Square Investors LLC	Delaware
Madison Square Investors Asian Equity Market Neutral Master Fund Ltd.	Cayman Islands
Madison Square Investors Large-Cap Enhanced Index Fund GP, LLC	Delaware
Madison Square Investors Large-Cap Enhanced Index Fund L.P.	Delaware
GoldPoint Partners LLC	Delaware
New York Life Capital Partners, L.L.C.	Delaware
New York Life Capital Partners, L.P.	Delaware
New York Life Capital Partners II, L.L.C.	Delaware
New York Life Capital Partners II, L.P.	Delaware
New York Life Capital Partners III GenPar GP, LLC	Delaware
New York Life Capital Partners III GenPar, L.P.	Delaware
New York Life Capital Partners III, L.P.	Delaware
NYLCAP III RBG Corp.	Delaware
New York Life Capital Partners III-A, L.P.	Delaware
NYLCAP III-A RBG Corp.	Delaware
New York Life Capital Partners IV GenPar GP, LLC	Delaware
New York Life Capital Partners IV GenPar, L.P.	Delaware
New York Life Capital Partners IV, L.P.	Delaware
New York Life Capital Partners IV-A, L.P.	Delaware
GoldPoint Partners Co-Investment V GenPar GP LLC	Delaware
GoldPoint Partners Co-Investment V GenPar, L.P.	Delaware
GoldPoint Partners Co-Investment V, L.P.	Delaware
NYLCAP 2010 Co-Invest GenPar GP, LLC	Delaware
NYLCAP 2010 Co-Invest GenPar L.P.	Delaware
NYLCAP 2010 Co-Invest L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker C L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker D L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	Delaware
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	Delaware
NYLCAP Canada GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund, LP	Canada
NYLCAP Canada II GenPar Inc.	Canada
NYLCAP Select Manager Canada Fund II, L.P.	Canada
NYLIM Mezzanine GenPar GP, LLC	Delaware
NYLIM Mezzanine GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners, LP	Delaware
NYLIM Mezzanine Partners Parallel Fund, LP	Delaware
NYLIM Mezzanine Partners II GenPar GP, LLC	Delaware
NYLIM Mezzanine Offshore Partners II, LP	Cayman Islands
NYLIM Mezzanine Partners II GenPar, LP	Delaware
New York Life Investment Management Mezzanine Partners II, LP	Delaware
NYLIM Mezzanine II Luxco S.a.r.l.	Luxembourg
NYLIM Mezzanine Partners II Parallel Fund, LP	Delaware
NYLIM Mezzanine II Parallel Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III GenPar GP, LLC	Delaware
NYLCAP Mezzanine Offshore Partners II-S GP, Limited	Scotland
NYLCAP Mezzanine Partners III GenPar, LP	Delaware
NYLCAP Mezzanine Partners III-K Fund, LP	Delaware
NYLCAP Mezzanine Offshore Partners III-S, LP	Scotland
NYLCAP Mezzanine Partners III, LP	Delaware
NYLCAP Mezzanine III Luxco S.a.r.l.	Luxembourg
NYLCAP Mezzanine Partners III Parallel Fund, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	Delaware
NYLCAP Mezzanine III 2012 Luxco S.à.r.l	Luxembourg
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	Delaware
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	Delaware
NYLCAP Mezzanine Offshore Partners III, L.P.	Cayman Islands
NYLCAP Select Manager GenPar GP, LLC	Delaware
NYLCAP Select Manager GenPar, LP	Delaware
NYLCAP Select Manager Fund, LP	Delaware
NYLCAP Select Manager Cayman Fund, LP	Cayman Islands
NYLCAP Select Manager II GenPar GP, LLC	Delaware
NYLCAP Select Manager II GenPar, L.P.	Cayman Islands
NYLCAP Select Manager Fund II, L.P.	Cayman Islands
NYLCAP India Funding LLC	Delaware
NYLIM-JB Asset Management Co., LLC	Mauritius	24.66%
New York Life Investment Management India Fund II, LLC	Mauritius
New York Life Investment Management India Fund (FVCI) II, LLC	Mauritius
NYLCAP India Funding III LLC	Delaware
NYLIM-Jacob Ballas Asset Management Co. III, LLC	Mauritius	24.66%
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	Mauritius
Jacob Ballas Capital India PVT. Ltd.	Mauritius	23.30%
NYLIM Service Company LLC	Delaware
NYL Workforce GP LLC	Delaware
New York Life Investment Management LLC	Delaware
New York Life Investment Management (U.K.) Limited	United Kingdom
NYLIM Large Cap Enhanced Index Fund p.l.c.	Ireland
NYLIM Fund II GP, LLC	Delaware
NYLIM Real Estate Mezzanine Fund II, LP	Delaware
NYLIM-TND, LLC	Delaware
NYLIM-DCM, LLC	Delaware
NYLIM-MM, LLC	Delaware
DCM-N, LLC	Delaware	80%
DCM Warehouse Series A, LLC	Delaware
DCM Warehouse Series One, LLC	Delaware
Sixteen West Savannah, LLC	Indiana
Metropolis II Construction, LLC	Delaware
Streets Las Vegas, LLC	Arizona	90%
NYLIM RE Mezzanine Fund II Investment Corporation	Delaware
Albany Hills Holding, LLC	Arkansas
Joplin Holding, LLC	Delaware
Joplin Properties, LLC	Arkansas	50%
NYLIM-JP, LLC	Delaware
Jefferson at Maritime Holding, L.P.	Delaware
Jefferson at Maritime GP, LLC	Delaware
Jefferson at Maritime, L.P.	Delaware
NYLIM-GCR Fund I, LLC	Delaware	50%
WFHG GP, LLC	Delaware	50%
Workforce Housing Fund I-2007 LP	Delaware
New York Life Investments International Limited	Ireland
NYLIFE Distributors LLC	Delaware
NYLIM Holdings NCVAD GP, LLC	Delaware
Private Advisors L.L.C.	Delaware
Private Advisors Small Company Buyout Fund V, LP	Delaware	60%
Madison Core Property Fund LLC	Delaware	3.565%
MIREF 1500 Quail, LLC	Delaware
MIREF Mission Heritage, LLC	Delaware
MIREF Linpro Center, LLC	Delaware
MIREF Mill Creek, LLC	Delaware
MIREF Gateway, LLC	Delaware
MIREF Delta Court, LLC	Delaware
MIREF Seaside, LLC	Delaware
MIREF Zanker Road, LLC	Delaware
MIREF Fremont Distribution Center, LLC	Delaware
1101 Taylor Road LLC	Delaware
MIREF Century, LLC	Delaware
MIREF York Road, LLC	Delaware
York Road EW, LLC	Delaware
York Road Retail West, LLC	Delaware
MIREF Saddle River LLC	Delaware
Via Verde San Dimas, LLC	Delaware
MIREF DC Corp.	Delaware
MIREF L Street, LLC	Delaware
1901 L Street Corp.	Delaware
1901 L Street LLC	District of Columbia
MIREF Broadstone Uptown Lofts, LLC	Delaware
Texas Broadstone Uptown Lofts, L.P.	Texas
MIREF Newpoint Commons, LLC	Delaware
MIREF Carol Point, LLC	Delaware
MIREF Broadstone Westway Park, LLC	Delaware
Texas Broadstone Westway Park, L.P.	Texas
MIREF Northsight, LLC	Delaware
MIREF Riverside, LLC	Delaware
MIREF Corporate Woods, LLC	Delaware
MIREF Bedminster, LLC	Delaware
MIREF Barton’s Creek, LLC	Delaware
Barton’s Lodge Apartments, LLC	Delaware
MIREF Marketpointe, LLC	Delaware
MIREF 101 East Crossroads, LLC	Delaware
101 East Crossroads, LLC	Delaware
MIREF Waterview, LLC	Delaware
MIREF Chain Bridge, LLC	Delaware
1991 Chain Bridge Road, LLC	Delaware
MIREF Aptakisic, LLC	Delaware
Aptakisic Creek Corporate Park, LLC	Delaware
MIREF 250 Montgomery, LLC
MIREF Hawthorne, LLC	Delaware
MIREF Auburn 277, LLC	Delaware
MIREF Sumner North, LLC	Delaware
MIREF Wellington, LLC	Delaware
MIREF Warner Center, LLC	Delaware
Valley Business Park LLC	Delaware
NYLIM Flatiron CLO 2003-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2003-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2004-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2005-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2005-1 Equity Holdings LLC, Series A	Cayman Islands
NYLIM Flatiron CLO 2006-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2007-1 Ltd.	Cayman Islands
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	Cayman Islands
Flatiron CLO 2011-1 Ltd.	Cayman Islands
Flatiron CLO 2012-1 Ltd.	Cayman Islands
Flatiron CLO 2013-1-Ltd.	Cayman Islands
Stratford CDO 2001-1 Ltd.	Cayman Islands
Silverado CLO 2006-II Limited	Cayman Islands
Silverado 2006-II Equity Holdings LLC, Series A	Cayman Islands
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware
NYLUK I Company	United Kingdom
NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
Silver Spring, LLC	Delaware
Silver Spring Associates, L.P.	Pennsylvania
SCP 2005-C21-002 LLC	Delaware
SCP 2005-C21-003 LLC	Delaware
SCP 2005-C21-006 LLC	Delaware
SCP 2005-C21-007 LLC	Delaware
SCP 2005-C21-008 LLC	Delaware
SCP 2005-C21-009 LLC	Delaware
SCP 2005-C21-017 LLC	Delaware
SCP 2005-C21-018 LLC	Delaware
SCP 2005-C21-021 LLC	Delaware
SCP 2005-C21-025 LLC	Delaware
SCP 2005-C21-031 LLC	Delaware
SCP 2005-C21-036 LLC	Delaware
SCP 2005-C21-041 LLC	Delaware
SCP 2005-C21-043 LLC	Delaware
SCP 2005-C21-044 LLC	Delaware
SCP 2005-C21-048 LLC	Delaware
SCP 2005-C21-061 LLC	Delaware
SCP 2005-C21-063 LLC	Delaware
SCP 2005-C21-067 LLC	Delaware
SCP 2005-C21-069 LLC	Delaware
SCP 2005-C21-070 LLC	Delaware
NYMH-Ennis GP, LLC	Delaware
NYMH-Ennis, L.P.	Texas
NYMH-Freeport GP, LLC	Delaware
NYMH-Freeport, L.P.	Texas
NYMH-Houston GP, LLC	Delaware
NYMH-Houston, L.P.	Texas
NYMH-Plano GP, LLC	Delaware
NYMH-Plano, L.P.	Texas
NYMH-San Antonio GP, LLC	Delaware
NYMH-San Antonio, L.P.	Texas
NYMH-Stephenville GP, LLC	Delaware
NYMH-Stephenville, L.P.	Texas
NYMH-Taylor GP, LLC	Delaware
NYMH-Taylor, L.P.	Texas
NYMH-Attleboro MA, LLC	Delaware
NYMH-Farmingdale, NY LLC	Delaware
NYLMDC-King of Prussia GP, LLC	Delaware
NYLMDC-King of Prussia Realty, LP	Delaware
NYLife Real Estate Holdings LLC	Delaware
Huntsville NYL LLC	Delaware
CC Acquisitions, LP	Delaware
NYL Midwest Apartments LLC	Delaware
REEP-IND Fridley MN LLC	Minnesota
REEP-IND Green Oaks IL LLC	Delaware
REEP-IND NJ LLC	Delaware
NJIND JV LLC	Delaware	93%
NJIND Hook Road LLC	Delaware
NJIND Old Post Road LLC	Delaware
NJIND Brunswick Avenue LLC	Delaware
NJIND Raritan Center LLC	Delaware
NJIND Talmadge Road LLC	Delaware
NJIND Bay Avenue LLC	Delaware
NJIND Melrich Road LLC	Delaware
NJIND Carter Drive LLC	Delaware
NJIND Corbin Street LLC	Delaware
REEP-IND Kent LLC	Delaware
REEP-MF Enclave TX LLC	Delaware
REEP-MF Issaquah WA LLC	Delaware
REEP-MF Mira Loma II TX LLC	Delaware
REEP-MF Mount Vernon GA LLC	Delaware
REEP-MF Verde NC LLC	Delaware
REEP-MF Summitt Ridge CO LLC	Delaware
REEP-MF Woodridge IL LLC	Delaware
REEP-OF Centerpointe VA LLC	Delaware
REEP-OFC 575 Lex NY LLC	Delaware
REEP-OFC 575 Lex NY GP LLC	Delaware
REEP OFC Westory DC LLC	Delaware
REEP-RTL SASI GA LLC	Delaware
PTC Acquisitions, LLC	Delaware
Martingale Road LLC	Delaware	71.4693%
North Andrews Avenue LLC	Delaware
New York Life Funding	Cayman Islands
New York Life Global Funding	Delaware
Government Energy Savings Trust 2003-A (GEST)	New York
UFI-NOR Federal Receivables Trust, Series 2009B	New York
NYLARC Holding Company Inc.	Arizona
New York Life Agents Reinsurance Company	Arizona

ITEM 27.  NUMBER OF CONTRACT OWNERS

As of January 31, 2013, there were approximately 2,909 owners of Non-Qualified Policies offered under NYLIAC MFA Separate Account-II.

ITEM 28.  INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988, May 13, 1997, and May 1, 2009.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 – LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS – No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty of the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS – Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person’s heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

(i) DIRECTORS AND OFFICERS – Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, upon a determination that such indemnification is proper in the circumstances.

(ii) EMPLOYEES AND AGENTS – Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation’s legal counsel and a determination by (A) the Corporation’s Board of Directors or (B) the Corporation’s shareholders, that such indemnification is proper in the circumstances.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

Eclipse Funds

MainStay Funds

MainStay VP Funds Trust

McMorgan Funds

NYLIM Institutional Funds

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Names of Directors and Officers	Positions and Offices with Underwriter
Drew E. Lawton	Chairman and Chief Executive Officer
Stephen P. Fisher	President and Chief Operating Officer
Daniel A. Andriola	Manager
Robert Gardner	Manager
Robert J. Hebron	Executive Vice President, AMN Executive Benefits and Retail Distribution
Christopher Ashe	Senior Vice President and Chief Financial Officer
John Akkerman	Senior Managing Director, Mackay Shields Institutional Sales
Robert M. Barrack	Managing Director, GoldPoint Partners Institutional Sales
Todd Childress	Managing Director, Private Advisors Institutional Sales
David J. Castellani	Senior Managing Director, Retirement Plan Services
Barbara McInerney	Senior Managing Director, Compliance
Mark A. Gomez	Managing Director and General Counsel
Joseph J. Henehan	Managing Director, Retirement Plan Services
Rebekah M. Mueller	Managing Director, Retirement Plan Services
Mark. S. Niziak	Managing Director, Retirement Plan Services
John J. O’Gara	Managing Director, Life Distribution, Retirement Income Security
Amanda Parness	Managing Director, GoldPoint Partners Institutional Sales
Stephen Sexeny	Managing Director, Cornerstone Capital Management Institutional Sales
Robin Wagner	Managing Director and Chief Compliance Officer
Brian Wickwire	Managing Director and Controller
Mary Ann Aull	Director - Financial Operations and Treasurer
Christine M. Dempsey	Director
David S. Hescheles	Director, Independent Channel, Retirement Income Security
Linda M. Howard	Director, Compliance and Anti-Money Laundering Officer
Paula Taylor	Director, Retirement Plan Services
Karen Bain	Vice President, Tax
Marta Hansen	Vice President
Rafaela Herrera	Vice President, Compliance

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation

NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life—Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 31.  MANAGEMENT SERVICES – Not applicable.

ITEM 32.  UNDERTAKINGS –

Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC MFA Separate Account-II, hereby represents that the fees and charges deducted under the Facilitator Multi-Funded Retirement Annuity Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York on this 12th day of April, 2013.

NYLIAC MULTI-FUNDED ANNUITY SEPARATE ACCOUNT-II (Registrant)

By	/s/ Dylan W. Huang
Dylan W. Huang Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By	/s/ Dylan W. Huang
Dylan W. Huang Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
Christopher O. Blunt*	Director
Frank M. Boccio*	Director
John T. Fleurant*	Director
Robert M. Gardner*	Director and Vice President
Steven D. Lash*	Director
Drew E. Lawton*	Director and Senior Vice President
Theodore A. Mathas*	Director, Chairman and President (Principal Executive Officer)
Angelo J. Scialabba*	Vice President and Controller (Principal Accounting Officer)
Arthur H. Seter*	Director
Michael E. Sproule*	Director and Chief Financial Officer
Joel M. Steinberg*	Director
Susan A. Thrope*	Director

By	/s/ Dylan W. Huang
Dylan W. Huang Attorney-in-Fact April 12, 2013

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

(9)	Opinion and Consent of George S. Shively, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP

(10)(b)	Powers of Attorney, Christopher T. Ashe

(10)(c)	Powers of Attorney, Christopher O. Blunt

(10)(d)	Powers of Attorney, Frank M. Boccio

(10)(e)	Powers of Attorney, John T. Fleurant

(10)(f)	Powers of Attorney, Robert M. Gardner

(10)(g)	Powers of Attorney, Steven D. Lash

(10)(h)	Powers of Attorney, Drew E. Lawton

(10)(i)	Powers of Attorney, Theodore A. Mathas

(10)(j)	Powers of Attorney, Angelo J. Scialabba

(10)(k)	Powers of Attorney, Arthur H. Seter

(10)(l)	Powers of Attorney, Michael E. Sproule

(10)(m)	Powers of Attorney, Joel M. Steinberg

(10)(n)	Powers of Attorney, Susan A. Thrope